UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Cowen Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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May 22, 2020
Dear Fellow Stockholder:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders of Cowen Inc. to be held on June 22, 2020, at 10:00 a.m. Eastern Daylight Time. The Annual Meeting will be conducted online only, via live webcast.
The information regarding matters to be voted upon at the Annual Meeting is set out in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold or whether you plan to attend the virtual meeting. I urge you to read the accompanying proxy statement and vote your shares as soon as possible. The proxy card contains instructions on how to cast your vote.
Sincerely,
Jeffrey M. Solomon
Chief Executive Officer

Notice of 2020 Annual Meeting of Stockholders
Date:
June 22, 2020

Time:
10:00 a.m., Eastern Daylight Time

Access:*
The 2020 Annual Meeting of Stockholders of Cowen Inc. can be accessed virtually at www.meetingcenter.io/221758456

*
In light of the coronavirus, or COVID-19, outbreak, for the safety of all of our stockholders, members of our Board of Directors and management, and taking into account recent federal, state and local guidance that has been issued, our Board of Directors has determined that the 2020 Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. If you plan to participate in the 2020 Annual Meeting, please see “Questions and Answers About the Annual Meeting and Voting” in the attached proxy statement.

Purpose:
1.
To elect nine members to the Board of Directors of Cowen Inc., each for a one-year term.

2.
To conduct an advisory vote to approve the compensation of the named executive officers disclosed in the attached proxy statement (“say-on-pay” vote).

3.
To ratify the appointment of KPMG LLP as the independent registered public accounting firm for Cowen Inc. for the fiscal year ending December 31, 2020.

4.
To approve the adoption of the 2020 Equity Incentive Plan.

5.
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Record Date:   May 15, 2020 — You are eligible to vote if you were a stockholder of record on this date.
Inspection of List of Stockholders of Record: A list of the stockholders of record as of May 15, 2020 will be available via a secure link that will be provided during the 2020 Annual Meeting. The link will provide a protected PDF version of the list of stockholders of record as of May 15, 2020.
By Order of the Board of Directors
Owen S. Littman
Secretary
May 22, 2020
Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to Be Held on June 22, 2020. The Proxy Statement and Annual Report to stockholders are also available at www.cowen.com/annualreports.html

YOUR VOTE IS IMPORTANT!
Whether or not you plan to attend the meeting, please submit your proxy card or voting instructions promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes. Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Proxy Statement

i

PROXY STATEMENT
2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 22, 2020
The Board of Directors, or the Board, of Cowen Inc., Cowen or the Company, is soliciting proxies for use at the annual meeting of stockholders to be held on June 22, 2020, or the annual meeting, to be conducted online only, via live webcast. There will be no physical location for stockholders to attend in person. Stockholders may attend the annual meeting by logging in at www.meetingcenter.io/221758456. The password for the annual meeting is COWN2020. This proxy statement and the enclosed proxy card are first being mailed or given to stockholders on or about May 22, 2020.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the purpose of the meeting?
At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders. These include the election of directors, an advisory vote to approve the compensation of our named executive officers, the ratification of the selection of our independent registered public accounting firm for 2020 and the approval of the 2020 Equity Incentive Plan. Also, management will report on matters of current interest to our stockholders and respond to questions from our stockholders.
Who is entitled to vote at the meeting?
The Board has set May 15, 2020 as the record date for the annual meeting. If you were a stockholder of record at the close of business on May 15, 2020, you are entitled to vote at the meeting. As of the record date 27,688,071 shares of Class A common stock, representing all of our voting stock, were issued and outstanding and, therefore, eligible to vote at the meeting.
What are my voting rights?
Holders of our Class A common stock are entitled to one vote per share. There are currently no shares of our non-voting Class B common stock outstanding. Therefore, a total of 27,688,071 votes are entitled to be cast at the meeting. There is no cumulative voting.
How many shares must be present to hold the meeting?
In accordance with our bylaws, shares equal to a majority of our capital stock issued and outstanding and entitled to vote as of the record date must be present at the annual meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:
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you are present online and vote at the meeting; or

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you have properly and timely submitted your proxy as described below under “How do I submit my proxy?”

What is a proxy?
A proxy is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two of our officers, Jeffrey M. Solomon, our Chief Executive Officer, and Owen S. Littman, our General Counsel and Secretary, have been designated as proxies for our 2020 annual meeting of stockholders.
What is a proxy statement?
A proxy statement is a document that we are required to give you, in accordance with regulations promulgated by the Securities and Exchange Commission, or the SEC, when we ask you to designate proxies to vote your shares of Cowen Inc. Class A common stock at a meeting of our stockholders.

The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations promulgated by the SEC and rules of the NASDAQ Stock Market.
What is the difference between a stockholder of record and a “street name” holder?
If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other custodian, then the broker, bank, trust or other custodian is considered to be the stockholder of record with respect to those shares, while you are considered to be the beneficial owner of those shares. In the latter case, your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other custodian how to vote their shares using the method described below under “How do I submit my proxy?”
How do I submit my proxy?
If you are a stockholder of record or if you hold restricted stock, you can submit a proxy to be voted at the meeting in any of the following ways:
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electronically, using the Internet;

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over the telephone by calling a toll-free number; or

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by completing, signing and mailing the enclosed proxy card.

If you hold your shares in street name, you can vote your shares in the manner prescribed by your broker, bank, trust or other custodian. Your broker, bank, trust company or other custodian has enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank, trust company or other custodian how to vote your shares.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials or multiple control numbers for use in submitting your proxy, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card you receive or, if you submit your proxy by Internet or telephone, vote once for each card or control number you receive.
How does the Board recommend that I vote?
The Board recommends a vote:
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FOR all of the nominees for director;

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FOR the approval on an advisory basis of the compensation of our named executive officers as disclosed in this proxy statement;

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FOR the ratification of the selection of KPMG LLP as the independent registered public accounting firm of Cowen Inc. for the year ending December 31, 2020; and

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FOR the approval of the 2020 Equity Incentive Plan.

What if I do not specify how I want my shares voted?
If you are a stockholder of record or a holder of restricted stock and you submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular manner, we will vote your shares:
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FOR all of the nominees for director;

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FOR the approval on an advisory basis of the compensation of our named executive officers as disclosed in this proxy statement;

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FOR the ratification of the selection of KPMG LLP as the independent registered public accounting firm of Cowen for the year ending December 31, 2020; and

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FOR the approval of the 2020 Equity Incentive Plan

Your vote is important. We urge you to vote, or to instruct your broker, bank, trust or other custodian how to vote, on all matters before the annual meeting. If you are a street name holder and fail to instruct the stockholder of record how you want to vote your shares on a particular matter, those shares are considered to be “uninstructed.” New York Stock Exchange rules determine the circumstances under which member brokers of the New York Stock Exchange may exercise discretion to vote “uninstructed” shares held by them on behalf of their clients who are street name holders. These rules generally permit member brokers to exercise voting discretion with respect to uninstructed shares only on certain routine matters, including the ratification of the selection of a company’s independent registered public accounting firm, however, changes in regulation were made to take away the ability of your bank, broker or other record holder to vote your uninstructed shares in the election of directors on a discretionary basis. The rules do not permit member brokers to exercise voting discretion with respect to the election of directors, the advisory vote to approve the compensation of our named executive officers or the approval of the 2020 Equity Incentive Plan. Therefore, member brokers may not vote uninstructed shares on the election of directors, the advisory vote to approve the compensation of our named executive officers or the approval of the 2020 Equity Incentive Plan. An uninstructed share that is not voted by a broker, bank or other custodian is sometimes referred to as a “broker non-vote.” A broker non-vote will not have any effect on the approval or rejection of the proposal. For more information regarding the effect of broker non-votes on the outcome of the vote, see below under “How are votes counted?”
Can I change or revoke my vote after submitting my proxy?
Yes. If you are a record holder or a holder of restricted stock, you may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting, in any of the following ways:
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by submitting a later-dated proxy by Internet or telephone before the deadline stated on the enclosed proxy card;

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by submitting a later-dated proxy to the Secretary of the Company, which must be received by us before the time of the annual meeting;

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by sending a written notice of revocation to the Secretary of the Company, which must be received by us before the time of the annual meeting; or

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by voting at the meeting.

If you are a street name holder, please refer to the voting instructions provided to you by your broker, bank, trust or other custodian.
What vote is required to approve each item of business included in the notice of meeting?
Proposal 1: Election of Directors	The nine nominees for director will be elected by an affirmative vote of a majority of the votes cast by holders of our Class A common stock present online or by proxy and entitled to vote on the proposal at the Annual Meeting.
Proposal 2: Advisory Vote on Named Executive Officer Compensation	If the advisory vote on the compensation of our named executive officers included in this proxy statement receives more votes “for” than “against,” then it will be deemed to be approved.
Proposal 3: Ratification of the Selection of Our Independent Public Accountant	To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our Class A common stock present online or by proxy and entitled to vote on the proposal at the Annual Meeting.

Proposal 4: Approval of the 2020 Equity Incentive Plan	To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our Class A common stock present online or by proxy and entitled to vote on the proposal at the Annual Meeting.
The advisory vote on the compensation of our named executive officers is not binding on the Company, the Board, or the Compensation Committee, but we intend to consider the results of the vote when establishing the compensation of our named executive officers in future years.
How are votes counted?
You may either vote “FOR” or “WITHHOLD” authority to vote for each director nominee. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory vote on the compensation of our named executive officers, the ratification of the selection of KPMG LLP as our independent auditor for the year ending December 31, 2020 and the approval of the 2020 Equity Incentive Plan. If you properly submit your proxy but withhold authority to vote for one or more director nominees or abstain from voting on the other proposals, your shares will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present online or by proxy at the Annual Meeting with respect to a proposal, and, therefore, will have the effect of votes against the proposal. If you do not submit your proxy or voting instructions and also do not vote by online ballot at the Annual Meeting, your shares will not be counted as present at the meeting for the purpose of determining either (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present online or by proxy at the Annual Meeting with respect to a proposal unless you hold your shares in street name and the broker, bank, trust or other custodian has discretion to vote your shares and does so. For the avoidance of doubt, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will have no effect on the outcome of the vote for any proposal. For more information regarding discretionary voting, see the information above under “What if I do not specify how I want my shares voted?”
What constitutes a quorum for the meeting?
Under Delaware law and the Company’s by-laws, the presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as any number of stockholders, together holding at least a majority of the capital stock of the Company issued and outstanding and entitled to vote, who shall be present online or represented by proxy at the Annual Meeting.
Will my vote be kept confidential?
Yes. We have procedures to ensure that, regardless of whether you vote by Internet, telephone, mail or online at the virtual meeting:
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all proxies, ballots and voting tabulations that identify stockholders are kept permanently confidential, except as disclosure may be required by federal or state law or expressly permitted by a stockholder; and

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voting tabulations are performed by an independent third party.

Why did the Board decide to adopt a virtual format for the Annual Meeting?
The Company and the Board of Directors have been actively monitoring the public health and travel safety concerns relating to the COVID-19 pandemic and the advisories or mandates that federal, state, and local governments, and related agencies, have issued. In light of the foregoing, the Board of Directors has determined it would not be advisable to hold our annual meeting in person as we have historically done. The Board of Directors believes the virtual format is the right choice for Cowen at this time as it provides a productive opportunity for stockholders to communicate with the Company’s management team regardless of size, resources, or physical location while safeguarding the health of our stockholders, Board of Directors and management.

Instructions for Participation in the Annual Meeting
The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. No physical meeting will be held. You will be able to attend the Annual Meeting online, and, subject to the eligibility requirements below, you will be able to participate by voting and submitting questions, by visiting www.meetingcenter.io/221758456. The password for the meeting is COWN2020.
To participate in the Annual Meeting, you must have been a stockholder of the Company as of the close of business on the record date, or you must hold a valid proxy for the Annual Meeting. If you are a stockholder of record, you will need to review the information included on your proxy card, including the 15-digit control number provided in the shaded bar.
If you hold your shares through an intermediary, such as a bank or broker, you must register to attend the Annual Meeting in advance.
To register, you must submit proof of your proxy power (legal proxy) reflecting your Cowen holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Daylight Time, on June 17, 2020. You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Requests for registration should be sent to Computershare using one of the following methods:
By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com
By mail:
Computershare
Cowen Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
The virtual meeting will begin promptly at 10:00 a.m., Eastern Daylight Time, on June 22, 2020. We encourage you to access the meeting prior to the start time to leave ample time for check-in and to ensure that you can hear streaming audio. The virtual meeting will be accessible on desktop and laptop computers, as well as tablets and smartphones.
What happens of the Annual Meeting is postponed or adjourned?
Your proxy remains valid and may be voted at the postponed or adjourned meeting. You will be able to change or revoke your proxy until it is voted.
Who pays for the cost of proxy preparation and solicitation?
Cowen pays for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks, trusts or other custodians for forwarding proxy materials to street name holders. We have retained Alliance Advisors to assist in the solicitation of proxies for the annual meeting for a fee of approximately $12,500, plus reimbursement of out-of-pocket expenses. We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone or facsimile or personally. Our directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

ITEM 1 — ELECTION OF DIRECTORS
Jeffrey Solomon, Brett H. Barth, Katherine E. Dietze, Steven Kotler, Lawrence E. Leibowitz, Jack H. Nusbaum, Margaret L. Poster and Douglas A. Rediker have been nominated for re-election to the Board to serve until our 2021 annual meeting of stockholders or until their successors are elected and qualified. Gregg A. Gonsalves has been nominated for election to the Board to serve until our 2021 annual meeting of stockholders or until his successor is elected and qualified. Jerome S. Markowitz having reached the age of 80, the retirement age set forth in the Company’s Corporate Governance Guidelines, will not stand for re-election at our 2020 annual meeting. Each of the nominees has agreed to serve as a director if elected. If, for any reason, any nominee becomes unable to serve before the annual meeting occurs, the persons named as proxies may vote your shares for a substitute nominee selected by our Board.
If all director nominees are elected at our Annual Meeting, the Board will consist of nine directors.
The Board recommends a vote “FOR” the election of the director nominees. Proxies will be voted “FOR” the election of the nominees unless otherwise specified.
Each nominee to our Board brings valuable capabilities to the Board. The Board believes that the nominees as a group have the experience and skills in areas such as business management, strategic development, corporate governance, leadership development, asset management, investment banking, finance and risk management and other relevant experience required to build a Board that is effective and responsive to the needs of the Company. In addition, the Board believes that each of our directors possesses sound judgment, integrity, high standards of ethics and a commitment to representing the long-term interests of our stockholders.
Set forth below is biographical information for each of the members of our Board of Directors. All ages are as of May 15, 2020.
Jeffrey M. Solomon.   Age 54. Jeffrey Solomon is Chairman of the Board and Chief Executive Officer of the Company and Chief Executive Officer of Cowen and Company, LLC (“Cowen and Company”), and was appointed a director of Cowen in December 2011. Mr. Solomon served as President of the Company prior to his appointment as Chief Executive Officer on December 27, 2017. Mr. Solomon serves as a member of the Management Committee of Cowen. Previously, Mr. Solomon served as Cowen’s Chief Operating Officer and Head of Investment Banking at Cowen and Company. Mr. Solomon joined Ramius, Cowen’s investment management division, when it was founded in 1994 and was responsible for the development, management and oversight of a number of the investment strategies employed by Ramius. From 1991 to 1994, Mr. Solomon was at Republic New York Securities Corporation, or Republic, the brokerage affiliate of Republic National Bank, now part of the HSBC Group, where he was the firm’s Chief Administrative Officer. Prior to Republic, Mr. Solomon was in the Mergers and Acquisitions Group at Shearson Lehman Brothers. Currently, Mr. Solomon is a Director of NuGo Nutrition, the manufacturer of NuGo Nutrition Bars. Mr. Solomon is also co-chair of the Equity Capital Formation Task Force, a group composed of individuals from across the country’s startup and small-capitalization company ecosystems advocating for market structure reform to encourage job creation and growth. Mr. Solomon graduated from the University of Pennsylvania in 1988 with a B.A. in Economics. Mr. Solomon provides the board with institutional knowledge of all aspects of the Company’s businesses and, as Chief Executive Officer, he is able to provide in-depth knowledge of the Company’s business and affairs, management’s perspective on those matters and an avenue of communication between the Board and senior management.
Brett H. Barth.   Age 48. Mr. Barth was elected to our Board on June 26, 2018. Mr. Barth co-founded BBR Partners in 2000 and is a Managing Partner, co-managing the firm and overseeing BBR’s investment approach and implementation. He has extensive experience vetting investment opportunities across the asset class spectrum and through a range of market environments, working with both traditional and alternative investment managers. Mr. Barth is also a member of BBR’s Executive Committee and Investment Committee. Prior to founding BBR, Mr. Barth was in the Equities Division of Goldman Sachs. Previously, he served in Goldman’s Equity Capital Markets groups in New York and Hong Kong. He began his career in Goldman Sachs’ Corporate Finance Department. Mr. Barth is a trustee of the University of Pennsylvania as well as a member of the Board of Overseers of the Graduate School of Education. He previously served as both the Chair of the Penn Fund, the University of Pennsylvania’s undergraduate annual giving program, and as the Inaugural Chair of the Undergraduate Financial Aid Leadership

Council. Mr. Barth is a member of the board and executive committee of the UJA-Federation of New York, he co-chairs the Annual Campaign and he serves on the endowment’s Investment Committee. Mr. Barth was awarded the Alan C. Greenberg Young Leadership Award by UJA-Federation of New York, Wall Street & Financial Services Division. Mr. Barth graduated summa cum laude with concentrations in Finance and Accounting from the Wharton School of the University of Pennsylvania. Mr. Barth provides the Board with extensive investment and wealth management expertise.
Katherine E. Dietze.   Age 62. Ms. Dietze was appointed to our Board in June 2011 upon the completion of Cowen’s acquisition of LaBranche & Co., Inc., or LaBranche. Ms. Dietze was a member of LaBranche’s board of directors since January 2007. Ms. Dietze served as the Audit Committee Chair at LaBranche. Ms. Dietze spent over 20 years in the financial services industry prior to her retirement in 2005. From 2003 to 2005, Ms. Dietze was Global Chief Operating Officer for the Investment Banking Division of Credit Suisse First Boston. From 1996 to 2003, she was a Managing Director in Credit Suisse First Boston’s Telecommunications Group. Prior to that, Ms. Dietze was a Managing Director and Co-Head of the Telecommunications Group in Salomon Brothers Inc’s Investment Banking Division. Ms. Dietze began her career at Merrill Lynch Money Markets after which she moved to Salomon Brothers Inc. to work on money market products and later became a member of the Investment Banking Division. Ms. Dietze is a director, a member of the Governance Committee and Chair of the Finance Committee of Matthews International Corporation (MATW), a designer, manufacturer and marketer of memorialization products and brand solutions. Ms. Dietze was a member of the Board of Trustees for Liberty Property Trust, which was purchased this past February by Prologis. Ms. Dietze holds a B.A. from Brown University and an M.B.A. from Columbia Graduate School of Business. Ms. Dietze provides the Board with extensive experience in Investment Banking management and corporate governance expertise as a public company director.
Gregg A. Gonsalves.   Age 52. Mr. Gonsalves was appointed to our Board in April 2020. Mr. Gonsalves has been an advisory partner with Integrated Capital LLC, a leading, hotel-focused, private real estate advisory and investment firm since 2013. Prior to joining Integrated Capital, Mr. Gonsalves was a managing director at Goldman Sachs and was the partner responsible for the Real Estate Mergers & Acquisition business. In his 20-year career at Goldman Sachs, Mr. Gonsalves completed over 50 M&A transactions worth approximately $100 billion in deal value, working with a variety of companies in a wide range of industries. Mr. Gonsalves serves on the Board of Directors of Cedar Realty Trust, a publicly-traded retail REIT, and is on the Board of POP Tracker LLC, a private company focused on providing proof of performance to the out-of-home advertising industry. He began his career as a sales engineer at Mobil Oil Corporation from 1989 to 1991. Mr. Gonsalves received a B.S. from Columbia University and received an M.B.A. from Harvard Business School. Mr. Gonsalves is presently chairman of the board of directors of the Jackie Robinson Foundation, where he has served as a board member for approximately the past ten years. Mr. Gonsalves provides the Board with extensive investment banking and real estate investment experience.
Steven Kotler.   Age 73. Mr. Kotler was elected to our Board on June 7, 2010. Mr. Kotler currently serves as Vice Chairman of the private equity firm Gilbert Global Equity Partners, which he joined in 2000. Prior to joining Gilbert Global, Mr. Kotler, for 25 years, was with the investment banking firm of Schroder & Co. and its predecessor firm, Wertheim & Co., where he served in various executive capacities including President & Chief Executive Officer, and Group Managing Director and Global Head of Investment and Merchant Banking. Mr. Kotler is a director of CPM Holdings, an international agricultural process equipment company; and Co-Chairman of Birch Grove Capital, an asset management firm. Mr. Kotler is a member of the Council on Foreign Relations; and, from 1999 to 2002, was Council President of The Woodrow Wilson International Center for Scholars. Mr. Kotler has previously served as a Governor of the American Stock Exchange, The New York City Partnership and Chamber of Commerce’s Infrastructure and Housing Task Force, The Board of Trustees of Columbia Preparatory School; and, the Board of Overseers of the California Institute of the Arts. Mr. Kotler also previously served as a director of Cowen Holdings from September 2006 until June 2007. Mr. Kotler provides the Board with extensive experience in leading an international financial institution and expertise in private equity.
Lawrence E. Leibowitz.   Age 60. Mr. Leibowitz was elected to our Board on June 26, 2018. Mr. Leibowitz is the President and board member of Crux Informatics, a data operations service that adopts data supply chains, ensuring they mature into cohesive, stable, and performant systems.

Mr. Leibowitz has served as Crux’s President and a member of its board since October 2017. Crux’s features include data management platforms, professional services, and a global data supplier network. Mr. Leibowitz formerly served as Interim CEO of Incapture Technologies from September 2014 to October 2017. Mr. Leibowitz has thirty years of experience as a finance and technology entrepreneur. Most recently, Mr. Leibowitz served as Chief Operating Officer, Head of Global Equities Listing & Trading and as a Member of the board of directors of NYSE Euronext, holding such positions from 2007 to 2013. Prior to that, Mr. Leibowitz served as Chief Operating Officer of Americas Equities at UBS, Co-Head of Schwab Soundview Capital Markets, and Chief Executive Officer of Redibook. Mr. Leibowitz was a founding partner at Bunker Capital and Head of Quantitative Trading and Equities technology at CS First Boston. Mr. Leibowitz provides the Board with extensive capital markets knowledge, including trading microstructure, regulation, asset management and quantitative methods.
Jack H. Nusbaum.   Age 79. Mr. Nusbaum has served as a member of our Board since November 2009. Mr. Nusbaum is a Senior Partner of the New York law firm of Willkie Farr & Gallagher LLP. Mr. Nusbaum served as the firm’s Chairman from 1987 through 2009 and has been a partner in that firm for more than forty-five years. Willkie Farr & Gallagher LLP is outside counsel to Cowen. Mr. Nusbaum is also a director of W. R. Berkley Corporation. Mr. Nusbaum provides the Board with experience as senior management of an international law firm and provides extensive legal and corporate governance expertise.
Margaret L. Poster.   Age 68. Ms. Poster was appointed to our Board in April 2019. Ms. Poster served as Chief Operating Officer and Managing Director of Willkie Farr & Gallagher LLP from 1991 through 2018. Ms. Poster is an Executive Managing Director at Cushman & Wakefield, serving in an advisory capacity in the legal sector. Ms. Poster formerly served as President of Workbench, Inc., Chief Financial Officer of Barnes & Noble Bookstores Inc. and Chief Financial Officer of the Jewelry & Sporting Good Division at W.R. Grace & Co. Ms. Poster began her career as an auditor at PricewaterhouseCoopers LLP. Ms. Poster was a Director of Generation Citizen, where she was the Chair of the Finance Committee and Audit Committee, and was a trustee of Blythedale Children’s Hospital from 1992 until 2011. Ms. Poster is a certified public accountant and received a Masters of Business Administration from Harvard Business School. Ms. Poster provides the Board with comprehensive operating and public accounting experience.
Douglas A. Rediker.   Age 60. Mr. Rediker was appointed to our Board in April 2015. Mr. Rediker is the Executive Chairman of International Capital Strategies, LLC, a policy and markets advisory boutique based in Washington, D.C. Until 2012, he was a member of the Executive Board of the International Monetary Fund representing the United States. He has held senior and visiting fellowships at Brookings, the Peterson Institute for International Economics and at the New America Foundation. He has written extensively and testified before Congress on the subject of state capitalism, global finance, Sovereign Wealth Funds and other issues surrounding the relationship between international economic policy, financial markets, global capital flows and foreign policy. Mr. Rediker previously served as a senior investment banker and private equity investor for a number of investment banks, including Salomon Brothers, Merrill Lynch and Lehman Brothers. Mr. Rediker began his career as an attorney with Skadden Arps in New York and Washington, D.C. Mr. Rediker’s experience on global macro issues provides the Board with expertise relating to capital markets, the economy and global governance.
Director Not Standing for Re-Election
Jerome S. Markowitz.   Age 80. Mr. Markowitz served as Lead Director and served as a member of our Board since November 2009. Mr. Markowitz was a Senior Partner at Conifer Securities LLC, a boutique servicing the operational needs of investment managers, from 2006 through May 2011. From 1998 to 2006, Mr. Markowitz was actively involved in managing a private investment portfolio. Prior to 1998, Mr. Markowitz was Managing Director and a member of the executive committee at Montgomery Securities and was responsible for starting their private client, high yield, equity derivatives and prime brokerage divisions. Prior to joining Montgomery, Mr. Markowitz was a Managing Director of L.F. Rothschild’s Institutional Equity Department. Mr. Markowitz is a director and serves on the investment committee of Market Axess Inc., and also formerly served on the advisory board of Thomas Weisel Partners Group, Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our Board believes that good corporate governance is important to ensure that Cowen Inc. is managed for the long-term benefit of its stockholders. This section describes key corporate governance guidelines and practices that our Board has adopted. Complete copies of our Corporate Governance Guidelines, the charters of our Audit, Compensation, Nominating and Corporate Governance Committees and our Code of Ethics and Business Conduct are available on the investor relations section of our website, www.cowen.com. Alternatively, you can request a copy of these documents by writing to Cowen Inc., Attn: Secretary, 599 Lexington Avenue, New York, NY, 10022.
Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:
•
the Board’s goal is to oversee and direct management in building long-term value for the Company’s stockholders;

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a majority of the members of the Board shall be independent directors;

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the independent directors shall meet regularly in executive session;

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directors have access to management and, as appropriate, to the Company’s outside advisors;

•
our Chief Financial Officer, our Chief Operating Officer and our General Counsel attend all scheduled Board meetings as do the heads of the Company’s business segments, which is critical to the Company’s succession planning;

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the Board regularly reviews with management the Company’s financial performance, strategy and business plans;

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both our directors and our executive officers are required to own a minimum amount of Company common stock;

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new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

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at least annually, the Board and its committees conduct self-evaluations to determine whether it and they are functioning effectively.

Director Independence
Our Corporate Governance Guidelines require that a majority of the Board be composed of directors who meet the independence criteria establish by NASDAQ Stock Market, Inc. Marketplace Rules. Under applicable NASDAQ Stock Market rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making its determination, the Board considers all relevant facts and circumstances, both with respect to the director and with respect to any persons or organizations with which the director has an affiliation, including immediate family members.
Our Board has determined that neither Ms. Dietze nor Ms. Poster, nor Messrs. Barth, Gonsalves, Kotler, Leibowitz, Markowitz, Nusbaum or Rediker currently has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.
Mr. Solomon cannot be considered an independent director under NASDAQ Stock Market rules because Mr. Solomon serves as our Chief Executive Officer. Therefore, the Board has determined that eight of our nine director nominees are independent.

Board Leadership Structure
Mr. Solomon serves in the combined roles of Chairman and Chief Executive Officer. We believe that Mr. Solomon’s combined service as Chairman and Chief Executive Officer provides the Company with (i) a unified strategic and operating focus, (ii) the benefit of clarity in the management structure of the organization, and (iii) consistency of communications to stockholders, customers, regulators and other constituencies. This structure also best assures that the leader of the organization is closely connected with both the Company’s senior level managers and the Board and is therefore better able to appreciate and balance the perspectives of both groups. To establish a liaison between the non-management directors and the Chairman and Chief Executive Officer and thus facilitate effective communication between them, as well as to facilitate the deliberations of the non-management directors in executive session, the Board also appoints a lead director who is independent. This position is currently held by Mr. Markowitz. As lead director, Mr. Markowitz:
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presides over all meetings of the Board at which the Chairman is not present;

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provides oversight and advice to the Chief Executive Officer regarding corporate strategy;

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conducts performance appraisals of the Chief Executive Officer (together with the Compensation Committee);

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reviews Board meeting schedules and agendas to ensure that appropriate matters are covered and that there is sufficient time for discussion of all agenda items;

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presides at executive sessions of the Board;

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serves as a liaison between the Chairman and the independent directors;

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recommends to the Chief Executive Officer the retention of consultants who report directly to the Board;

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approves information sent to the Board and requests additional information, as required; and

•
is primarily responsible, subject to advice and assistance from the General Counsel, for monitoring communications from stockholders and other interested parties and providing copies or summaries of such communications to the other directors as he deems appropriate.

The Company expects Mr. Barth to serve as the Company’s lead director following the 2020 Annual Meeting.
Director Stock Ownership Guidelines
The Company adopted stock ownership guidelines in 2013 that require directors to hold Company stock or restricted stock units, or RSUs, that have a value equal to at least three times the amount of annual fees paid to non-employee directors (excluding committee chair fees) within the later of the adoption of the policy or five years of being appointed to the Board. All of our directors are in compliance with these ownership guidelines. Mr. Leibowitz, who was appointed to the Board in 2018, Ms. Poster, who was appointed to the Board in 2019 and Mr. Gonsalves, who was appointed to the Board in 2020 have three years, four years and five years, respectively, in which to acquire Company stock or RSUs to meet the ownership requirements.
The Board’s Role in Risk Oversight
It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company and reviews the Company’s enterprise risk management. Our Board’s oversight of our risk management processes is effected primarily through our Audit Committee. Our Audit Committee periodically meets with senior executives responsible for risk oversight to review and discuss the material risks facing the Company, including operational, market, credit, liquidity, legal and regulatory risks, and to assess whether management has reasonable controls in place to address these risks. The Audit Committee is also responsible for ensuring that management has established processes and an enterprise risk management framework and governance structures designed to identify, bring to the Board’s and/or the Audit Committee’s attention, and appropriately manage, monitor, control and report exposures to the major risks affecting Cowen. In addition to the Audit Committee, the Compensation Committee separately reviews and discusses with management whether our compensation arrangements are consistent with effective controls and sound risk management. The Board evaluates the Company’s risk profile on a quarterly basis.
Board Meetings and Attendance
Our Board met five times from January 1, 2019 through December 31, 2019. Each director attended at least 85% of the aggregate number of Board meetings and the number of meetings held by all committees on which he or she then served.
Director Attendance at Annual Meeting of Stockholders
Our Corporate Governance Guidelines provide that directors are invited and encouraged to attend the annual meeting of stockholders. One of our directors attended the 2019 annual meeting of stockholders.
Committees of the Board
Our Board has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance — each of which operates under a charter that has been approved by our Board. Current copies of each committee’s charter are posted on the investor relations section of our website, www.cowen.com. Alternatively, you can request a copy of these documents by writing to Cowen Inc., Attn: Secretary, 599 Lexington Avenue, New York, NY, 10022.
Audit Committee
The Audit Committee’s responsibilities include:
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being directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•
reviewing the performance of the independent registered public accounting firm and making the decision to replace or terminate the independent registered public accounting firm or the lead partner;

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evaluating the independence of the registered public accounting firm;

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reviewing and discussing with management and the independent registered public accounting firm and the head of the Company’s internal audit department all critical accounting policies and practices;

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reviewing the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures;

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discussing our risk management policies;

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reviewing and discussing with the independent registered public accounting firm the results of the year-end audit of the Company;

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establishing and implementing policies and procedures for the Audit Committee’s review and approval or disapproval of proposed related party transactions; and

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preparing the audit committee report required by SEC rules, which is included on page 46 of this proxy statement.

The current members of our Audit Committee are Ms. Dietze (Chair), Mr. Kotler and Ms. Poster. The Board has determined that Ms. Poster is an “audit committee financial expert” as defined by applicable SEC rules. Our Audit Committee met four times from January 1, 2019 through December 31, 2019.

Compensation Committee
The Compensation Committee’s responsibilities include:
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annually reviewing the goals and objectives of the Company’s executive compensation plans;

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annually reviewing the Company’s executive compensation plans in light of the Company’s goals and objectives;

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annually evaluating the Chief Executive Officer’s and other executive officers’ performance and determining and approving the Chief Executive Officer’s and other executive officers’ compensation levels based on such evaluation;

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overseeing and administering our equity and incentive compensation plans, with the oversight of the full Board;

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reviewing executive and employee compensation plans from a risk perspective to help ensure that compensation arrangements do not encourage excessive risk taking;

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annually reviewing the compensation process of the Company’s equity research personnel to ensure compliance with applicable laws, rules and regulations;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which begins on page 18 of this proxy statement; and

•
preparing the Compensation Committee report required by SEC rules, which begins on page 32 of this proxy statement.

The processes and procedures followed by our Compensation Committee in considering and determining executive compensation are described below in the “Compensation Discussion and Analysis” section beginning on page 18 of this proxy statement.
The current members of our Compensation Committee are Messrs. Barth (Chair), Leibowitz and Markowitz.
Our Compensation Committee met six times from January 1, 2019 through December 31, 2019.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee’s responsibilities include:
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assisting in identifying, recruiting and interviewing director candidates, including persons suggested by stockholders;

•
reviewing the background and qualifications of individuals being considered as director candidates;

•
recommending to the Board the director nominees for election;

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annually reviewing with the Board the composition of the Board as a whole;

•
recommending to the Board the size and composition of each standing committee of the Board;

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annually reviewing committee assignments and the policy with respect to the rotation of committee memberships and/or chairpersonships;

•
making recommendations on the frequency and structure of Board meetings;

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monitoring the functioning of the committees of the Board;

•
approving annual Board compensation;

•
annually reviewing the Corporate Governance Guidelines and recommending any changes to the Board; and

•
overseeing the self-evaluation of the Board as a whole and the self-evaluation of each Board committee.

The processes and procedures followed by the Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process” on page 13 of this proxy statement.
The current members of our Nominating and Corporate Governance Committee are Messrs. Kotler (Chair), Barth and Rediker. Our Nominating and Corporate Governance Committee met four times from January 1, 2019 through December 31, 2019.
Our Board has determined that all of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent as defined under the rules of the NASDAQ Stock Market, and the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, or the Exchange Act, as applicable.
Executive and Director Compensation Processes
For a discussion of our process relating to named executive officer compensation, please see “Compensation Discussion and Analysis” included elsewhere in this proxy statement.
The Nominating and Corporate Governance Committee is responsible for periodically reviewing the level and form of compensation of our non-employee directors, including how such compensation compares to director compensation of companies of comparable size, industry and complexity, and for making recommendations to the Board with respect to such compensation. For a description of the annual compensation paid to each non-employee director, please see “Compensation Program for Non-Employee Directors” below.
The Board has delegated to a New Hire Retention Award Committee limited authority to grant equity awards under our existing equity compensation plans. Mr. Solomon was the sole member of the New Hire Retention Award Committee in 2019. The New Hire Retention Award Committee may only grant equity awards in connection with the hiring of new employees, the retention of existing employees and in connection with significant promotions. The New Hire Retention Award Committee may not grant or modify awards to named executive officers or certain other senior employees. Subject to aggregate and individual share limitations established by the Board, the New Hire Retention Award Committee has the authority to determine the recipient of the award as well as the type and amount of the award.
Director Nomination Process
The process to be followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board. In addition, our bylaws contain provisions for stockholders to recommend persons for nomination as a director and, subject to certain conditions, to nominate director candidates for inclusion in our proxy statement, as set forth in this proxy statement under “Stockholder Proposals for the 2021 Annual Meeting.”
In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply the criteria set forth in the Nominating and Corporate Governance Committee’s charter and in our Corporate Governance Guidelines. These criteria include the candidate’s experience, knowledge or skills useful to the oversight of the Company’s business, and the nominee’s reputation for honesty and ethical conduct in his or her personal and professional activities, including specific business and financial expertise currently desired on the Board, experience as a director of a public company, geography, age, gender and ethnic diversity. Additional factors which the Committee may consider include time availability in light of other commitments, potential conflicts of interest, material relationships with the Company and independence from management and the Company. The Nominating and Corporate Governance Committee will not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of its Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities. Our Corporate Governance Guidelines require that if there is a significant change in a

Director’s primary job responsibilities, that director must notify the Board and the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may recommend to the Board that the director tender his or her resignation. In addition, our Corporate Governance Guidelines require that upon attaining the age of 80 years, and annually thereafter, a director is required to notify the Nominating and Corporate Governance Committee that he or she is willing to not stand for re-election at the immediately succeeding Annual Meeting of Stockholders. The Nominating and Corporate Governance Committee will review the director’s continuation on the Board, in light of all the circumstances, and, at its meeting to determine nominees for election to the Board, the Nominating and Corporate Governance Committee will determine whether such director should be nominated to stand for re-election at the Company’s immediately succeeding Annual Meeting.
Procedures for Contacting the Board of Directors
Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board, with the assistance of our General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the General Counsel considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to our Board should address such communications to the Board of Directors, c/o Secretary, Cowen Inc., 599 Lexington Avenue, New York, NY, 10022.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.cowen.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ Stock Market listing standards concerning any amendments to, or waivers from, any provision of the code. You may also request a copy of the code by writing to Cowen Inc., Attn: Secretary, 599 Lexington Avenue, New York, NY 10022.
Director Compensation Table
The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2019.
Director	Fees Earned Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total
Brett H. Barth	—	220,000	—	220,000
Katherine E. Dietze	115,000	115,000	—	230,000
Steven Kotler	105,000	105,000	—	210,000
Lawrence E. Leibowitz	50,000	150,000	—	200,000
Jerome S. Markowitz(2)	—	250,000	—	250,000
Jack H. Nusbaum(2)	—	200,000	—	200,000
Margaret L. Poster(3)	131,250	100,000		231,250
Douglas A. Rediker	—	200,000	—	200,000

(1)
Represents the aggregate grant date fair value calculated in accordance with generally accepted accounting principles, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to awards made, refer to the Company’s Share-Based Compensation and Employee Ownership Plans Note in its financial statements included in its Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 4, 2020. As of December 31, 2019, all outstanding stock awards held by our directors are fully vested.

(2)
In 2019, Messrs. Barth, Markowitz, Nusbaum and Rediker elected to receive 100% of their director compensation in RSUs. Please see “Narrative Disclosure Relating to Director Compensation Table” below for additional information regarding non-employee director compensation in 2019.

(3)
Ms. Poster received $31,250 for her Board service from April 2019 through June 2019.

Narrative Disclosure Relating to Director Compensation Table
In 2019, each of our non-employee directors received annual compensation of $200,000. Mr. Markowitz, the Company’s Lead Director, received additional compensation of $50,000. Ms. Dietze, the Chair of the Audit Committee received additional compensation of $30,000 per annum. Mr. Barth, the Chair of the Compensation Committee, received additional compensation of $20,000 per annum, and Mr. Kotler, the Chair of the Nominating and Corporate Governance Committee received additional compensation of $10,000 per annum. For 2019, a minimum of 50% of a director’s compensation was paid in the form of RSUs. In addition, each director was entitled to elect to receive any amount in excess of 50% of 2019 compensation in the form of RSUs. The RSUs were valued using the volume-weighted average price for the 30-day period prior to our 2019 annual meeting of stockholders. RSUs are vested and not subject to forfeiture; however, except in the event of death, the underlying shares of Class A common stock will not be delivered to the holder for at least one year from the date of grant. These equity awards are intended to further align the interests of our directors with those of our stockholders. Directors who also are employed as executive officers of the Company receive no additional compensation for their service as a director.
EXECUTIVE OFFICERS OF THE COMPANY
Biographies of the current executive officers of the Company are set forth below, excluding Mr. Solomon’s biography, which is included under “Directors of the Company” above. Each executive officer serves at the discretion of the Board.
John Holmes.   Age 56. Mr. Holmes serves as Chief Operating Officer and serves as a member of the Management Committee of Cowen. Mr. Holmes previously served as the Company’s Chief Administrative Officer and was appointed an executive officer in May 2013. Mr. Holmes was the Head of Technology and Operations at Cowen following the merger between Cowen and Company and Ramius. Mr. Holmes joined Ramius in June 2006 as Global Head of Operations. Prior to joining Ramius, Mr. Holmes was Global Head of the Equity Product Team at Bank of America Securities. Mr. Holmes has also held senior operations management positions at Deutsche Bank, Credit Lyonnais and Kidder Peabody. His experience includes treasury, foreign exchange, equity, fixed income & derivative operations. Mr. Holmes is NASD licensed as a General Securities Representative, General Securities Principal and a Financial & Operations Principal.
Stephen A. Lasota.   Age 57. Mr. Lasota serves as Chief Financial Officer of Cowen and serves as a member of the Management Committee of Cowen. Mr. Lasota was appointed Chief Financial Officer in November 2009. Prior to the consummation of the business combination of Cowen Holdings and Ramius in November 2009, Mr. Lasota was the Chief Financial Officer of Ramius LLC and a Managing Director of the Company. Mr. Lasota began working at Ramius in November 2004 as the Director of Tax and was appointed Chief Financial Officer in May 2007. Prior to joining Ramius, Mr. Lasota was a Senior Manager at PricewaterhouseCoopers LLP.
Owen S. Littman.   Age 47. Mr. Littman serves as General Counsel and Secretary of Cowen and serves as a member of the Management Committee of Cowen. Mr. Littman was appointed General Counsel and Secretary in July 2010. Following the consummation of the business combination of Cowen Holdings and

Ramius in November 2009, Mr. Littman was appointed Deputy General Counsel, Assistant Secretary and Managing Director of Cowen and General Counsel and Secretary of Ramius LLC. Mr. Littman began working at Ramius in October 2005 as its senior transactional attorney and was appointed General Counsel in February 2009. Prior to joining Ramius, Mr. Littman was an associate in the Business and Finance Department of Morgan, Lewis & Bockius LLP.

ITEM 2 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers at least once every three years. At the 2017 annual meeting, our stockholders followed the recommendation of the Board to hold an advisory vote on executive compensation every year. Accordingly, the Company is seeking your vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Please note that your vote is advisory and therefore will not be binding on the Board, the Compensation Committee or the Company. However, we intend to take the voting results into consideration when making future decisions regarding executive compensation.
As discussed in the Company’s “Compensation Discussion and Analysis,” we seek to closely align the interests of named executive officers with those of the Company’s stockholders. In addition, a substantial portion of the total compensation for each named executive officer is delivered on a pay-for-performance basis and is determined in light of general economic and specific company, industry and competitive conditions. As such, we believe our compensation program provides the right balance of competitive pay and meaningful incentives to align our executives’ interests with the interests of our stockholders and enable us to retain talented executives to support our business objectives.
The Board unanimously supports the Company’s executive compensation program and recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure, is hereby APPROVED.”
The Board unanimously recommends a vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
In addition to performing the roles and responsibilities described under “Committees of the Board — Compensation Committee” above, our Compensation Committee, which is composed entirely of independent directors, determined the 2019 compensation of our named executive officers:
•
Jeffrey M. Solomon, Chief Executive Officer;

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Stephen A. Lasota, Chief Financial Officer;

•
John Holmes, Chief Operating Officer; and

•
Owen S. Littman, General Counsel and Secretary.

The above named executive officers represented all of our executive officers as of December 31, 2019.
To assist stockholders in finding important information within this Compensation Discussion and Analysis, we call your attention to the following sections:
Executive Summary
The following is an executive summary of our executive officer compensation program.
Business Overview
Cowen Inc., a Delaware corporation formed in 2009, is a diversified financial services firm that, together with its consolidated subsidiaries (collectively, “Cowen” or the “Company”), provides investment banking, research, sales and trading, prime brokerage, global clearing, commission management services and investment management through its two business segments: the Operating Company (“Op Co”) and the Asset Company (“Asset Co”).
Operating Company
The Op Co segment consists of four divisions: the Cowen Investment Management (“CIM”) division, the Investment Banking division, the Markets division and the Research division. The Company refers to the Investment Banking division, the Markets division and the Research division collectively as its investment banking businesses. Op Co’s CIM division includes advisers to investment funds (including private equity structures and privately placed hedge funds), and registered funds. Op Co’s investment banking businesses offer industry focused investment banking for growth-oriented companies including advisory and global capital markets origination, domain knowledge-driven research, sales and trading platforms for institutional investors, global clearing, commission management services and also a comprehensive suite of prime brokerage services.

The CIM division is the Company’s investment management business, which operates primarily under the Cowen Investment Management name. CIM offers innovative investment products and solutions across the liquidity spectrum to institutional and private clients. The predecessor to this business was founded in 1994 and, through one of its subsidiaries, has been registered with the United States (“U.S.”) Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) since 1997. The Company’s investment management business offers investors access to a number of strategies to meet their specific needs including private healthcare investing, private sustainable investing, healthcare royalties, activism and merger arbitrage. A portion of the Company’s capital is invested alongside the Company’s investment management clients. The Company has also invested some of its capital in its reinsurance businesses.
Op Co’s investment banking businesses include investment banking, research, sales and trading, prime brokerage, global clearing and commission management services provided primarily to companies and institutional investor clients. Sectors covered by Op Co’s investment banking business include healthcare, technology, media and telecommunications, consumer, industrials, information and technology services, and energy. We provide research and brokerage services to over 6,000 domestic and international clients seeking to trade securities and other financial instruments, principally in our sectors. The investment banking businesses also offer a full-service suite of introduced prime brokerage services targeting emerging private fund managers. Historically, we have focused our investment banking efforts on small to mid-capitalization public companies as well as private companies. From time to time, the Company invests in private capital raising transactions of its investment banking clients.
Asset Company
The Asset Co segment consists of the Company’s private investments, private real estate investments and other legacy investment strategies. The focus of Asset Co is to drive future monetization of the invested capital of the segment.
2019 Performance Overview
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2019 Economic Income revenue increased 4% to a record $944.8 million compared to $909.5 million in 2018.

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Record 2019 investment banking revenues of $352.2 million were up 7% due to higher equities and debt capital markets activity.

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2019 brokerage revenues were down 3% compared to a market-wide trading drop of 4%. Securities finance, derivatives and special situations trading all posted strong year-over-year revenue growth.

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2019 management fees of $45.7 million were down 7% year-over-year due to exits from non-core investment strategies during 2019.

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Incentive income rose 95% to $46.2 million in 2019 due to higher performance fees in the healthcare and activist investment strategies.

•
2019 compensation and benefits costs were $537.5 million compared to $509.6 million in 2018. The increase was due to higher 2019 revenues as well as additional hires, which resulted in a higher compensation and benefits accrual. The 2019 compensation-to-revenue ratio was 56.9%, up from 56.0% in the prior year.

•
Economic Operating Income, which represents Economic Income attributable to common stockholders before depreciation and amortization, was $69.1 million in 2019 versus $80.9 million in 2018.

•
As of December 31, 2019, the Company had assets under management of $11.4 billion, an increase of $1.0 billion from December 31, 2018.

•
On January 3, 2019, the Company completed the acquisition of Quarton International, a leading middle-market financial advisory firm, expanding the Company’s advisory business and creating a global, cross-border investment banking platform with significant scale.

Please refer to the Company’s Segment Reporting Note in its financial statements included on pages F-72 to F-77 of its Form 10-K for the year ended December 31, 2019, as filed with the SEC, for reconciliations of the non-GAAP financial measures above to their most directly comparable GAAP measures.
Advisory Vote on Executive Compensation and Stockholder Engagement
The Compensation Committee believes that our executive compensation programs are effective in driving our pay-for-performance philosophy. At our 2019 annual meeting of stockholders, over 90% of shares voted (excluding broker non-votes) were in favor of the compensation of our named executive officers as disclosed in the proxy statement for the 2019 annual meeting of stockholders. The Compensation Committee considered the results of the vote to be an endorsement of the Company’s response to its continued stockholder outreach and evolving compensation practices, as described in more detail below.
Stockholder Outreach
Since 2014, we have engaged in stockholder outreach efforts regarding our compensation program. In an effort to continue to better understand our investors’ perspective and thoughts regarding our executive compensation program, a team of our senior management, including our Chief Financial Officer and General Counsel, engaged in a stockholder outreach initiative in early 2020. As part of our 2020 outreach, we contacted 18 stockholders, including some of our largest stockholders, who we believe collectively hold approximately 60% of our outstanding Class A common stock, which represents in excess of 80% of our outside stockholder base.
Starting in 2015, some of our stockholders raised concerns over the evergreen nature of our 2010 Equity and Incentive Plan (the “2010 Plan”). We have continued to hear that concern from stockholders during our subsequent stockholder outreach efforts. In 2020, stockholders have expressed support for compensation decisions being reflective of the market environment and being based upon financial metrics including earnings and return on equity. The 2010 Plan expires in June 2020. The Company plans to present a new equity and incentive plan for approval by our stockholders at the 2020 Annual Meeting of Stockholders. Our stockholders have generally expressed support for our compensation philosophy and the components of our compensation, in particular, including the fact that a significant portion of named executive officer compensation is stock-based and that our stock-based awards have significant vesting periods.
Compensation Practice Changes in Response to Stockholder Feedback
Following our stockholder outreach initiatives, senior management discussed the feedback received from our stockholders with the Compensation Committee. Additionally, the Compensation Committee obtained feedback, advice and recommendations on improvements to our compensation program from its independent compensation consultant, Pay Governance LLC. The Compensation Committee also reviewed the Company’s performance, the compensation practices of its peers and other materials regarding executive compensation. Since our 2014 annual meeting, the Compensation Committee has introduced the following changes to our executive compensation program, partially in response to feedback received from our stockholders:

What We Heard from Stockholders	Action Taken by the Compensation Committee
• Concerns over the evergreen nature of the 2010 Plan.
•
After careful review, decided to retain the evergreen provision of the 2010 Plan (expires in 2020) to support incentive and retention needs for the business.

•
The Company plans to present a new equity and incentive plan for stockholder approval at its 2020 Annual Meeting of Stockholders. The new equity and incentive plan will not have an evergreen provision.

• A portion of executive compensation should be performance-based.
•
As of April 2015, eliminated minimum bonus guarantees for all named executive officers.

•
Approved the issuance of performance share awards, or PSAs, to our named executive officers in 2016 as a component of 2015 year-end compensation. Additional PSAs were awarded to our named executive officers in April of 2019 and we intend to award PSAs to our named executive officers in the second quarter of 2020, subject to the approval of the 2020 Equity Incentive Plan. See “Long-Term Incentive Compensation — 2020 PSAs”.

• No concern over the absolute amounts of compensation awarded to any of our named executive officers or the manner in which compensation is allocated.
•
Continued to deliver compensation consistent with our compensation philosophy, the Compensation Committee’s evaluation of Company and individual performance and industry norms.

•
Continued to deliver a significant portion of total compensation as stock-based awards subject to long-term vesting conditions.

• Support for our compensation governance practices.
•
In March 2015, adopted stock ownership and retention guidelines for executive officers.

•
In March 2015, implemented a clawback policy for executive officers with respect to cash and equity performance-based compensation and annual bonus compensation paid under the Company’s equity and incentive plans.

•
Adopted an annual (rather than triennial) say-on-pay vote in 2017.

Key Features of Our Executive Compensation Program
What We Do	What We Don’t Do

•
We pay for performance through a careful year-end review of financial results and individual performance

•
We consider peer groups in establishing compensation

•
Meaningful annual equity awards are granted in lieu of — not in addition to — annual cash incentives

•
We introduced PSAs as a component of executive officer compensation in 2016.

•
We granted PSAs to executive officers in April 2019. The PSAs are earned based on forward-looking performance metrics that consider long-term performance from 2019 through 2021.

•
We intend to grant PSAs to executive officers in the second quarter of 2020, subject to the approval of the 2020 Equity Incentive Plan. See “Long-Term Incentive Compensation — 2020 PSAs”.

•
We have implemented stock ownership guidelines for our directors and executive officers

•
We have double-trigger equity vesting in the event of a change in control

•
We require our executive officers to comply with reasonable restrictive covenants

•
We subject our deferred bonus awards to executive officers to a clawback policy

•
We seek to maintain a conservative compensation risk profile

•
The Compensation Committee retains an independent compensation consultant

•
We have an anti-hedging policy, and, during 2019, all executive officers were in compliance with this policy

•
We do not pay dividend equivalents on unvested RSUs or PSAs

•
We do not pay tax gross-ups on our limited perquisites

•
We do not provide “single-trigger” equity vesting in the event of a change in control

•
We do not provide golden parachute excise tax gross-ups

•
We do not provide minimum guaranteed bonuses to our executive officers

Compensation Philosophy and Objectives
Our compensation programs, including compensation of our named executive officers, are designed to achieve three objectives:
•
Pay for Performance.   A significant portion of the total compensation paid to each named executive officer is variable. Approximately 70% of our Chief Executive Officer’s compensation, approximately 30% of our Chief Financial Officer, Chief Operating Officer, and General Counsel’s compensation, in respect of 2019, was paid in deferred cash and equity, excluding long-term incentive compensation awards. The amount of compensation paid is determined based on: (i) the performance of the Company on an absolute basis through a comparison of our results to competitor firms; (ii) an evaluation of each named executive officer’s contribution to the Company; and (iii) his performance against individualized qualitative goals.
•
Annual Compensation Reflects an Informed Review of Annual Results and Judgment of the Committee.   The Committee considers a number of factors in its pay determinations. Given the volatility and constantly changing dynamics of the markets, we believe that it makes more sense for our business to primarily determine compensation after year-end by making a careful evaluation of the business rather than establishing formulaic pre-set goals at the start of the year. An after-the-fact review of performance allows the Company and Compensation Committee to consider the quality of earnings, the combination of absolute and relative performance, organic versus non-organic sources of revenues and profits, and collaboration between our various lines of business. A pre-set formula would not allow us to fully evaluate performance and might result in negative unintended consequences for the business and the stockholders. Final compensation determinations are made at the discretion of the Committee. We believe this discretionary approach to compensation is consistent with common market practice in the financial services sector for these same reasons. Further, although the size of the incentive compensation award is based on current fiscal year results, a portion of it is delivered in the form of RSUs that vest over time to encourage retention and further link executive pay with longer-term stock performance.

•
Align Executive Officers’ Interests with Stockholders’ Interests.   Our Compensation Committee reviews each executive officer’s performance as well as the Company’s financial results in the context of the market environment when determining year-end, performance-related compensation. In addition, our Compensation Committee evaluated the Company’s performance compared to the performance of its peers and also considered an analysis of competitive compensation levels of executive officers at the Company’s peer firms that was conducted by Pay Governance LLC, the independent compensation consultant to the Compensation Committee. Our Compensation Committee believes year-end, performance-related compensation should be delivered in a combination of short-term and long-term instruments. We believe that deferred cash, equity and equity-related instruments align the interests of our executive officers with those of our stockholders and ensure that our executive officers are focused on the long-term performance of the Company. In connection with fiscal 2019 bonus payments, Messrs. Solomon, Lasota, Holmes and Littman received a portion of their bonus in cash, a portion in deferred equity and a portion in deferred cash, in each case subject to service-based vesting requirements of approximately 4.5 years. The Compensation Committee believes that the payment of a significant portion of an employee’s compensation in the form of equity and deferred cash properly aligns the employee’s interests with those of the Company’s stockholders and effectively mitigates any risks associated with the Company’s compensation practices. Excluding long-term incentive compensation awards, approximately 70% of our Chief Executive Officer’s compensation, approximately 30% of our Chief Financial Officer, Chief Operating Officer, and General Counsel’s compensation, in all cases in respect of 2019, was paid in deferred cash and equity.

•
Recruiting and Retention.   We operate in an intensely competitive industry, and we believe that our success is closely related to our recruiting and retention of highly talented employees and a strong management team. We try to keep our compensation program generally competitive with industry practices so that we can continue to recruit and retain talented executive officers and employees.

Determination of Named Executive Officer Compensation for 2019
At meetings held on December 16, 2019, January 16, 2020 and February 10, 2020 and numerous executive sessions following these meetings, the Compensation Committee considered and discussed management’s compensation recommendations for our named executive officers, and the Compensation Committee approved management’s recommendations. In determining the annual bonus compensation and long-term incentive compensation payable to each of our named executive officers for 2019, the Compensation Committee reviewed and considered the financial performance of the Company as a whole and each individual business unit compared to 2018 and the Company’s compensation to revenue ratio. For the year ended December 31, 2019, the Company’s compensation to revenue ratio was 56.9%, which the Compensation Committee viewed as reasonable given the performance of the Company during 2019. The Compensation Committee also considered each named executive officer’s contributions to the Company’s growth initiatives in 2019; historical compensation information for each named executive officer; the Company’s desire to retain and incentivize its named executive officers; the recommendations of Mr. Solomon, our Chief Executive Officer regarding total compensation of our named executive officers (other than the Chief Executive Officer); the financial performance of the Company during 2019 compared to comparable public companies and other companies in the securities industry; a review of public filings and other market data regarding total compensation paid by certain peer investment banks and asset management companies; and base salary, cash bonus, equity awards and all other compensation paid by the compensation peer group.
The Compensation Committee considered the following achievements in 2019 when making its determination of named executive officer compensation:
•
2019 Economic Income revenue increased 4% to a record $944.8 million compared to $909.5 million in 2018.

•
Record 2019 investment banking revenues of $352.2 million were up 7% due to higher equities and debt capital markets activity.

•
2019 brokerage revenues were down 3% compared to a market-wide trading drop of 4%. Securities finance, derivatives and special situations trading all posted strong year-over-year revenue growth.

•
2019 management fees of $45.7 million were down 7% year-over-year due to exits from non-core investment strategies during 2019.

•
Incentive income rose 95% to $46.2 million in 2019 due to higher performance fees in the healthcare and activist investment strategies.

•
The Company made significant progress integrating Quarton International, a leading middle-market financial advisory firm acquired in January 2019.

•
The Company continued to improve revenue diversification in its investment banking business.

•
The Company positioned the investment management platform towards strategies that are salable, scalable and reflect Cowen’s DNA, such as the private healthcare investment management strategy and the sustainable investments strategy.

•
The Company exited certain non-core investment strategies, included the real estate business and long/short strategies in the investment management business.

Please refer to the Company’s Segment Reporting Note in its financial statements included on pages F-72 to F-77 of its Form 10-K for the year ended December 31, 2019, as filed with the SEC, for reconciliations of the non-GAAP financial measures above to their most directly comparable GAAP measures.
The Compensation Committee also considered the following individual factors in the determinations made for each named executive officer in 2019:
•
Jeffrey Solomon.   Mr. Solomon’s compensation reflected his significant contributions regarding the continued enhancement and growth of the Company’s business. Economic income revenue increased in 2019 compared to 2018 and Mr. Solomon played a leading role in diversifying the Company’s revenues through product and industry diversification. Mr. Solomon also played a key role in improving the Company’s capital allocation process and in managing the Company’s balance sheet investments to reduce volatility.

•
John Holmes.   Mr. Holmes’s compensation reflected significant contributions related to the continued enhancement of the Company’s procedures relating to operational risk oversight and management of fixed and variable expenses across the Company. Mr. Holmes oversaw enhanced infrastructure implementation and upgrades. Mr. Holmes played a leading role in the integration of the Quarton International business. Mr. Holmes also played a significant role in managing the Company’s business operations.

•
Stephen Lasota.   Mr. Lasota’s compensation reflected significant contributions related to the continued enhancement of the Company’s financial reporting. Mr. Lasota played a leading role in increasing the Company’s access to liquidity and obtaining the Company’s first investment grade credit rating. Mr. Lasota played a leading role in the financing transactions completed by the Company in 2019. Mr. Lasota also played a significant role in managing the Company’s business operations.

•
Owen Littman.   Mr. Littman’s compensation reflected significant contributions related to the continued enhancement of the Company’s compliance structure, management of the Company’s outstanding litigation and regulatory matters as well as his focus on the Company’s legal disclosure and corporate governance procedures. Mr. Littman played a leading role in negotiating the terms of the transactions, including the financings completed by the Company in 2019. Mr. Littman also played a significant role in managing the Company’s business operations.

The Compensation Committee approved discretionary annual bonuses for each of our named executive officers after review and consideration of the above factors.
After determining the aggregate cash values of annual bonuses payable to each of our named executive officers in respect of fiscal 2019, the Compensation Committee considered the percentage of the annual bonus compensation that each of our named executive officers would receive in the form of deferred awards. Jeffrey Solomon, our Chief Executive Officer, developed a proposal for the allocation of annual bonus compensation among the cash, deferred cash and equity components for Messrs. Holmes, Lasota and Littman. The Compensation Committee discussed and ultimately approved the proposal and established an allocation for Mr. Solomon. Excluding long-term incentive compensation awards, approximately 70% of our Chief Executive Officer’s compensation, approximately 30% of our Chief Financial Officer, Chief Operating Officer, General Counsel’s compensation, in all cases in respect of 2019, was paid in deferred cash and equity.
To eliminate the impact that a short-term significant price change in the market value of our Class A common stock may have on the number of RSUs that are intended to be delivered to an employee, the Compensation Committee approved valuing the RSUs using the volume-weighted average price for the 30 trading days ended January 17, 2020, which equaled $16.16 per share. Deferred cash and RSUs relating to fiscal 2019 annual bonuses were awarded to our named executive officers in February 2020. RSUs will vest with respect to 12.5% on December 1, 2020, 12.5% on September 1, 2021, 25% on September 1, 2022, 25% on September 1, 2023 and 25% on September 1, 2024. Deferred cash awards will vest with respect to 12.5% on November 15, 2020, 12.5% on August 15, 2021, 25% on August 15, 2022, 25% on August 15, 2023 and 25% on August 15, 2024.
The Company plans to grant PSA awards to the named executive officers in the second quarter of 2020 as described below under “Long-Term Incentive Compensation — 2020 PSAs”.
Frequency of Say-on-Pay Vote
Consistent with the preference expressed by our stockholders at our 2017 Annual Meeting of Stockholders, the Board decided that the Company will include an advisory vote to approve the compensation of our named executive officers in our proxy materials every year until the next required advisory vote to approve the frequency of an advisory vote on executive compensation, which will occur no later than our 2023 annual meeting.
Compensation Program and Payments
The Company’s compensation program and payments for its executive officers includes base salary, annual bonus compensation and long term incentive compensation.
Base Salary
The purpose of base salary is to provide a set amount of cash compensation for each named executive officer that is not variable in nature and is generally competitive with market practices. We seek to limit the base salaries of our named executive officers such that a significant amount of their total compensation is contingent upon the performance of the Company and the named executive officer during the fiscal year. This was consistent with standard practice within the securities and asset management industries and we believe this allowed us to reward performance.
In 2019 Mr. Solomon received a base salary of $950,000 and each of Messrs. Lasota, Holmes and Littman received a base salary of  $700,000. Mr. Solomon’s base salary was increased to $1,000,000 effective as of January 1, 2020. The Compensation Committee determined that it was appropriate to increase the annual rate of base salary for Messrs. Holmes, Lasota and Littman from $500,000 to $700,000 per annum recognizing that the base salaries of Messrs. Holmes, Lasota and Littman had not been increased since January 1, 2016. The base salary increase to these executives represents an annualized rate of approximately 12 percent per year in recognition of their exceptional leadership over the three-year period since 2016, the Company’s strong performance in 2018, and to provide the executives with what was viewed as an appropriate level of cash compensation given the Company’s practice of deferring a significant portion of performance-related compensation.
Annual Bonus Compensation
A significant portion of total compensation our named executive officers are eligible to receive is in the form of an annual bonus. Annual bonuses are determined based on an informed judgment with final amounts determined at the discretion of the Committee. This is consistent with our view that a significant portion of compensation paid is to be based on the performance of the Company and of each named executive officer. Given the volatility and constantly changing dynamics of the markets, we believe that it makes more sense for our business to determine compensation after year-end by making a careful evaluation of the business rather than establishing formulaic pre-set goals at the start of the year. We also believe this discretionary approach to compensation is consistent with common market practice in the financial services sector. The annual bonus is paid partially in cash and partially in deferred cash and equity. The deferred components of the annual bonus are paid in lieu of, not in addition to, a cash payment and are subject to service-based vesting conditions of approximately 4.5 years. The Compensation Committee believes that the practice of paying a portion of each named executive officer’s annual bonus in the form of deferred awards is consistent with compensation practices at our peer companies and is a useful tool to continue aligning the long-term interests of our named executive officers with the interests of our stockholders.

In 2019, Mr. Solomon received an annual bonus of $6,550,000, consisting of a cash bonus of $1,300,000, a deferred equity award of $2,100,000 and a deferred cash award of $3,150,000. In 2019, Mr. Lasota received an annual bonus of $2,000,000, consisting of a cash bonus of $1,212,500, a deferred equity award of $315,000 and a deferred cash award of $472,500. In 2019, Mr. Holmes received an annual bonus of $2,100,000, consisting of a cash bonus of $1,247,500, a deferred equity award of $341,000 and a deferred cash award of $511,500. In 2019, Mr. Littman received an annual bonus of $2,000,000, consisting of a cash bonus of $1,212,500, a deferred equity award of $315,000 and a deferred cash award of $472,500.
Long-Term Incentive Compensation
Long-term incentive compensation includes PSAs granted in 2019 and expected to be granted in 2020. In 2019 and 2020, the Company made long-term incentive grants, or committed to make long-term incentive grants, of PSAs to the named executive officers, which cover performance periods through December 31, 2022.
2019 PSAs
In April 2019, the Company entered into a performance shares award agreement, or 2019 PSA Agreement, with each of our named executive officers. Under the terms of the 2019 PSA Agreement, each named executive officer was awarded PSAs, based on the attainment of certain performance metrics. Mr. Solomon received 56,000 2019 PSAs and each of Messrs. Lasota, Holmes and Littman received 35,000 2019 PSAs. With respect to Mr. Solomon, the Company provided Mr. Solomon with a letter of intent in 2019 committing to award 30,000 of the 2019 PSAs to Mr. Solomon in 2020. These 30,000 2019 PSAs were granted to Mr. Solomon in early 2020. The 2019 PSAs awarded are subject to a three-year performance period and are scheduled to vest on December 31, 2021. At the end of the performance period, the 2019 PSAs will be multiplied by an applicable percentage (set forth below) based on the Company’s AROCE.
2020 PSAs
In May 2020, the Company entered into letters of intent with each of our named executive officers pursuant to which the Company agreed to award PSAs under the terms of a performance shares award agreement, or 2020 PSA Agreement, once the Company’s new equity and incentive plan is approved by the Company’s stockholders and adopted by the Company. In the event that a new equity and incentive plan is not approved by the Company’s stockholders, the letters of intent provide that our named executive officers will receive a cash-based award of substantially equivalent value in lieu of the 2020 PSAs. Under the terms of the 2020 PSA Agreements, each named executive officer will be awarded PSAs based on the attainment of certain performance metrics, which may be adjusted by the Board in its discretion prior to the grant of the awards. Mr. Solomon received a letter of intent with respect to 54,000 2020 PSAs and each of Messrs. Lasota, Holmes and Littman received letters of intent with respect to 34,000 2020 PSAs. The PSAs will vest on December 31, 2022. At the end of the performance period, the PSAs will be multiplied by an applicable percentage (set forth below) based on the Company’s average return on common equity, or AROCE, as described below (or such other no less favorable performance metrics from the recipient’s perspective, as determined by the Board).
2019 and 2020 PSA Performance Metric Calculation
Economic Operating Income represents Economic Income before depreciation and amortization expenses. This allows us to measure performance of the business without the effects of depreciation and amortization expenses that can vary period to period as a result of acquisitions. As a result, we think this is a more appropriate measure to use for our performance share awards. We set the target AROCE level by looking at our historical performance and forecasted future performance with the objective of improving the overall performance of the business to achieve an AROCE at or above 10% on a consistent basis.
AROCE will be calculated by (i) taking the sum of the Company’s Adjusted Economic Operating Income less the payment of dividends on the Company’s outstanding preferred stock during each of the fiscal years during the Performance Period divided by the Average Common Equity of the Company during of the each such fiscal year (with the average Common Equity for each fiscal year calculated by adding the Common Equity at the beginning of such fiscal year and the Common Equity at end of such fiscal year and dividing by two) and (ii) dividing the sum by three. For the purposes of calculating AROCE, Economic Operating Income means, with respect to each fiscal year during a performance period, the Company’s Economic Operating Income (as reported in the Company’s Annual Report on Form 10-K) as adjusted for the following: (i) expenses greater than one million dollars associated with strategic initiatives undertaken by the Company shall be amortized over a five year period as opposed to being expensed in the period in which they are incurred, (ii) adjustments resulting from changes in an existing, or application of a new, accounting principle that is not applied on a fully retrospective basis shall be excluded and (iii) other extraordinary items of income or loss may be excluded at the discretion of the Compensation Committee of the Board. At the end of the performance period, the PSAs will be multiplied by the percentages set forth below based on the Company’s AROCE with respect to such performance period:
AROCE Performance Scale
Performance Level*	AROCE	Payout Rate**
Below Threshold	Below 8%	0% Payout
Threshold	8%	50% Payout
Target	10%	100% Payout
Above Target	12%	150% Payout
Maximum (capped)	Greater than 15%	200% Payout

*
Payout for performance between the Threshold and the Maximum will be interpolated.

**
Payout in excess of 120% for the 2020 PSAs will be settled in cash.

Setting Compensation
The Compensation Committee is responsible for approving the compensation paid to our named executive officers as well as certain other highly compensated employees. In making compensation determinations, the Compensation Committee reviews information presented to them by the Company’s management, compensation peer group information and the recommendations of an independent compensation consultant engaged by the Compensation Committee. The Compensation Committee also reviews our compensation-to-revenue ratio on a quarterly basis and may adjust the targeted compensation-to-revenue ratio in order to maintain the Company’s compensation philosophy of aligning the interests of our named executive officers and our stockholders.
Involvement of Executive Officers
Mr. Solomon, our Chief Executive Officer, in consultation with our Chief Financial Officer, our General Counsel, our Chief Operating Officer and employees in our Human Resources department, assists the Compensation Committee in making compensation determinations. These individuals prepare information that is provided to, and reviewed by, the Compensation Committee and the Chief Executive Officer makes recommendations to the Compensation Committee for their consideration. Such information and recommendations include, among other things, the compensation that should be received by the named executive officers (other than himself) and certain other highly compensated employees; financial information regarding the Company that should be reviewed in connection with compensation decisions; the firms to be included in a compensation peer group; and the evaluation and compensation process to be followed by the Compensation Committee. Our Chief Executive Officer is often invited to participate in Compensation Committee meetings; however, he recuses himself from all discussions regarding his own compensation.
Compensation Consultant
The Compensation Committee exercised its sole authority pursuant to its charter to directly engage Pay Governance LLC. Pay Governance LLC was retained by the Compensation Committee to provide advice, analysis, and assessment of alternatives related to the amount and form of executive compensation. Pay Governance LLC reviewed certain Compensation Committee presentation materials (including the peer group data described below) during November and December 2019 and early 2020 at the request of the Compensation Committee. The Compensation Committee meets with Pay Governance LLC from time to time without management present.
The Compensation Committee has assessed the independence of Pay Governance LLC pursuant to SEC and NASDAQ rules and concluded that no conflict of interest exists that would prevent Pay Governance LLC from independently representing the Compensation Committee. The Compensation Committee reviewed and was satisfied with Pay Governance LLC’s policies and procedures to prevent or mitigate conflicts of interest and that there were no business or personal relationships between members of the Compensation Committee and the individuals at Pay Governance LLC supporting the Compensation Committee.
Compensation Peer Group
The Compensation Committee, with the assistance of its independent compensation consultant, annually identifies a compensation peer group of firms with which we compete for executive talent. As a middle-market investment bank with material asset management operations, we believe there are few other companies that are directly comparable to Cowen. Our peer group includes investment banks with revenues and market capitalizations similar to ours as well as companies with significant asset management operations. In making compensation decisions for 2019, our Compensation Committee reviewed compensation information for similarly titled individuals at comparable companies gathered from public filings made in 2019 related to 2018 annual compensation and from subscriptions for other market data. In instances where an employee has responsibilities for both the investment banking and investment management businesses, both investment banking and investment management companies were utilized. At the request of the Compensation Committee, Pay Governance LLC provides the Compensation Committee with compensation data from other firms of similar size. For 2019, Pay Governance provided the Compensation Committee with peer group compensation data of B. Riley Financial, Evercore Partners Inc., Greenhill & Co., Inc., Houlihan Lokey, Inc., Jefferies Group, JMP Group, Lazard Ltd., Moelis & Company, Oppenheimer & Co. Inc., Piper Sandler Companies, PJT Partners, Raymond James Financial, and Stifel Financial Corp. The Compensation Committee believes that information regarding pay practices at comparable companies is useful in two respects. First, as discussed above, we recognize that our pay practices must be competitive in our marketplace. By understanding the compensation practices and levels of the Company’s peer group, we enhance our ability to attract and retain highly skilled and motivated executives, which is fundamental to the Company’s success. Second, this data is one of the many factors the Compensation Committee considers in assessing the reasonableness of compensation. Accordingly, the Compensation Committee reviewed trends among these peer firms and considered this data when determining named executive officers’ 2019 annual bonuses and other compensation, but did not utilize the peer firm compensation as a sole benchmark for determining executive compensation.
Relationship of Compensation Policies and Practices to Risk Management
The Board has discussed whether our compensation policies are reasonably likely to have a material adverse effect on our results. The Board noted that, consistent with our performance-based model, many of our employees receive a significant portion of their compensation through discretionary compensation tied to their individual or business unit performance, or a combination thereof. The Board noted that a lower portion of the Company’s revenues are derived from proprietary trading businesses and that a significant portion of many employees’ compensation is provided in the form of deferred compensation that vests over time, which has the effect of tying the individual employee’s long-term financial interest to the firm’s overall success. The Board believes that this helps mitigate the risks inherent in our business.
The Board noted that our risk management team continuously monitors our various business groups, the level of risk they are taking and the efficacy of potential risk mitigation strategies. Senior management also monitors risk and the Board is provided with data relating to risk at each of its regularly scheduled meetings. The Chief Risk Officer meets regularly with the Board to present his views and to respond to questions. For these reasons, the Board believes that our overall compensation policies and practices are not likely to have a material adverse effect on us.
Clawback Policy
In March 2015, the Company adopted a clawback policy that allows the Company to recover incentive compensation from any executive officer if that executive officer engages in intentional misconduct that caused or contributed to a restatement of the Company’s financial results. In the event of a restatement, a committee consisting of the non-management members of the Board (the “Independent Director Committee”) will review the performance-based compensation and annual bonus compensation paid in the form of both cash and equity under the Company’s equity and incentive plans to any such executive (the “Awarded Compensation”). If the Independent Director Committee determines, in good faith, that the amount of such performance-based compensation or annual bonus actually paid or awarded to any such executive officer would have been a lower amount had it been calculated based on such restated financial statements (the “Actual Compensation”) then the Independent Director Committee shall, subject to certain exceptions, seek to recover for the benefit of the Company the after-tax portion of the difference between the Awarded Compensation and the Actual Compensation. The clawback policy does not apply to equity-based compensation granted before March 16, 2015.
Executive Officer Stock Ownership Guidelines
The Company adopted stock ownership guidelines on March 18, 2015 that require the Company’s executive officers to hold Company stock or RSUs within the later of the adoption of the policy or five years of being designated as an executive officer. All named executive officers are in compliance with the stock ownership guidelines, which are set forth below.
Chief Executive Officer	8× Base Salary	$8,000,000
Other Executive Officers	3× Base Salary	$2,100,000
Anti-Hedging Policy
In order to support alignment between the interests of stockholders and employees, the Company maintains an anti-hedging policy that prohibits the “short sale” of Company securities. The policy prohibits employees from trading in options, warrants, puts and calls or similar instruments on Company securities. We allow directors and executive officers to hold up to 50% of their Company stock in a margin account. During 2019, all named executive officers were in compliance with this policy.
Perquisites
The Company provides certain perquisites, including reimbursement of group term life and long-term disability insurance and tax and financial planning expenses to certain members of senior management, including Messrs. Solomon, Lasota and Holmes.
Employment Agreements
Each of our named executive officers is party to an employment agreement with the Company. The Compensation Committee views the employment agreements as an important tool in achieving our compensation objective of recruiting and retaining talented employees and a strong management team. The severance and change-in-control arrangements provided by the employment agreements are intended to retain our named executive officers and to provide consideration for certain restrictive covenants that apply following a termination of employment. None of the Company’s executive officers have minimum guaranteed bonuses in their employment agreements.
Tax and Accounting Impact and Policy
The financial and income tax consequences to the Company of individual executive compensation elements are important considerations for the Compensation Committee when analyzing the overall design and mix of compensation. The Compensation Committee seeks to balance an effective compensation package for the executive officers with an appropriate impact on reported earnings and other financial measures.
In designing our compensation and benefit programs, we review and consider the accounting implications of our decisions, including the accounting treatment of amounts awarded or paid to our executives.
In general, Section 162(m) of the Code generally denies a publicly held corporation a deduction for federal income purposes for compensation in excess of $1 million per year paid to certain “covered employees.” As in prior years, the Compensation Committee will continue to take into account the tax and accounting implications (including with respect to the expected lack of deductibility under the revised Section 162(m)) when making compensation decisions, but reserves its right to make compensation decisions based on other factors as well if the Compensation Committee determines it is in its best interests to do so. The Compensation Committee may, from time to time, design programs that are intended to further our success, including by enabling us to continue to attract, retain, reward and motivate highly-qualified executives that may not be deductible as a result of the limitations on deductibility under Section 162(m).

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board the inclusion of the Compensation Discussion and Analysis in the Form 10-K and in the definitive proxy statement for our 2020 Annual Meeting of Stockholders.
Compensation Committee of the Board of Directors of Cowen Inc.
Brett H. Barth, Chair
Lawrence E. Leibowitz
Jerome S. Markowitz
Summary Compensation Table
The following table sets forth compensation information for our named executive officers in 2019.
Name & Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Jeffrey M. Solomon Chief Executive Officer	2019	950,000	1,300,000	3,588,250	1,640,563(3)	7,478,814
	2018	950,000	1,875,000	1,053,481	1,210,376	5,088,857
	2017	950,000	725,000	839,377	874,205	3,388,582
Stephen A. Lasota Chief Financial Officer	2019	700,000	1,212,500	854,236	353,358(3)	3,120,094
	2018	500,000	1,625,000	396,485	311,652	2,833,137
	2017	500,000	725,000	411,800	257,472	1,894,272
John Holmes Chief Operating Officer	2019	700,000	1,247,500	926,630	361,137(3)	3,235,267
	2018	500,000	1,675,000	515,193	311,652	3,001,845
	2017	500,000	725,000	411,800	257,472	1,894,272
Owen S. Littman General Counsel and Secretary	2019	700,000	1,212,500	890,424	351,955(3)	3,154,879
	2018	500,000	1,650,000	396,485	311,652	2,858,137
	2017	500,000	725,000	411,800	257,472	1,894,272

(1)
The amounts in this column reflect cash bonuses paid to the named executive officers in 2020 in respect of performance during the 2019 year.

(2)
The entries in the stock awards column reflect the aggregate grant date value of the RSU (including the deferred equity component of the 2019 annual bonus) and PSA awards granted in 2019 in connection with 2018 performance in accordance with FASB ASC 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The value of the PSA awards reflects the grant date value of the awards based on the target level of performance, which is less than the maximum possible value. The grant date value of the PSA awards assuming that the highest level of the applicable performance conditions will be achieved is $1,710,240 for Mr. Solomon and $1,068,900 for Messrs. Lasota, Holmes and Littman, respectively. For information on the valuation assumptions with respect to awards made, refer to the Company’s Share-Based Compensation and Employee Ownership Plans Note in its financial statements included in its Form 10-K for the year ended December 31, 2019, as filed with the SEC. With respect to Mr. Solomon, the Company provided Mr. Solomon with a letter of intent in 2019 committing to award 30,000 of the 2019 PSAs to Mr. Solomon in 2020. These 30,000 2019 PSAs were granted to Mr. Solomon in early 2020 and are reflected in the Stock Awards column for 2019.

(3)
Other compensation includes:

Other Compensation ($)	Jeffrey M. Solomon	Stephen A. Lasota	John Holmes	Owen S. Littman
Vested Deferred Cash Awards	1,579,213	346,163	357,746	351,955
Tax and Financial Planning	61,350	7,195	3,391	—

Grants of Plan-Based Awards
The following table provides information regarding grants of compensation-related, plan-based awards made to the named executive officers during fiscal year 2019. These awards are also included in the Summary Compensation Table above.
			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock Awards ($)(3)
	Grant Date	Corporate Action Date	Threshold (#)	Target (#)	Maximum (#)
Jeffrey M. Solomon(4)	2/20/2019	1/9/2019				160,867	2,733,130
	4/1/2019	2/12/2019	23,000	56,000	112,0000		855,120
Stephen A. Lasota	2/20/2019	1/9/2019				18,822	319,786
	4/1/2019	2/12/2019	17,500	35,000	70,000		534,450
John Holmes	2/20/2019	1/9/2019				23,083	392,180
	4/1/2019	2/12/2019	17,500	35,000	70,000		534,450
Owen S. Littman	2/20/2019	1/9/2019				20,952	355,974
	4/1/2019	2/12/2019	17,500	35,000	70,000		534,450

(1)
The amounts reported in these columns represent Performance RSUs that are scheduled to vest in three tranches based on the attainment of AROE and relative TSR targets for the applicable performance period, subject to the named executive officer’s continued employment through the applicable vesting date. These columns represent the number of Performance RSUs that vest at threshold achievement, target achievement and maximum achievement of the performance metrics applicable to such awards. At or below the threshold performance level, no shares will be paid out. See “Compensation Discussion and Analysis — Long-Term Incentive Compensation” above for a detailed description of the Performance RSU program.

(2)
RSUs vest with respect to 12.5% on September 1, 2019, 12.5% on May 15, 2020, 25% on May 15, 2021, 25% on May 15, 2022 and 25% on May 15, 2023.

(3)
The entries in the “Grant Date Fair Value of Stock Awards” column reflect the aggregate grant date fair value of the awards granted in 2019 computed in accordance with FASB ASC 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The value of the PSA awards reflects the grant date value of the awards based on the target level of performance, which is less than the maximum possible value. The grant date value of the PSA awards assuming that the highest level of the applicable performance conditions will be achieved is $1,710,240 for Mr. Solomon and $1,068,900 for Messrs. Lasota, Holmes and Littman, respectively. For information on the valuation assumptions with respect to awards made, refer to the Company’s Share-Based Compensation and Employee Ownership Plans Note in its financial statements included in its Form 10-K for the year ended December 31, 2019, as filed with the SEC.

(4)
With respect to Mr. Solomon, the Company provided Mr. Solomon with a letter of intent in 2019 committing to award 30,000 of the 2019 PSAs to Mr. Solomon in 2020. These 30,000 2019 PSAs were granted to Mr. Solomon in early 2020 and were taken into account in the Stock Awards column of the Summary Compensation Table for 2019.

Narrative Disclosure Relating to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreements
In 2019, the Company was party to an employment agreement with Mr. Solomon, dated as of May 31, 2012, as amended on November 30, 2017, and employment agreements with Messrs. Holmes, Lasota and Littman, dated as of August 2, 2012, each as amended on April 24, 2015 (the “2019 Employment Agreements”). The 2019 Employment Agreements provide for the following material terms:

•
An initial term that expired April 30, 2016. Following the expiration of the initial term, the terms of the agreements automatically extend for successive one-year terms, unless either party elects not to extend the term.

•
A minimum annual base salary of $950,000 for Mr. Solomon and $450,000 for Messrs. Holmes, Lasota, and Littman. Each named executive officer is also eligible to receive an annual performance-based bonus as determined by the Compensation Committee. The 2019 Employment Agreements provide that the Company may pay all or a portion of any annual bonus in the form of restricted securities, other stock or security-based awards, deferred cash, or other deferred compensation. The 2019 Employment Agreements do not provide for a minimum annual bonus.

•
With respect to Mr. Solomon, his agreement provides that, if Mr. Solomon’s employment is terminated by us without cause (including a decision by us not to renew the employment agreement upon the expiration of the then-current term), by Mr. Solomon for good reason, or as a result of Mr. Solomon’s death or disability (as such terms are defined in the agreement), Mr. Solomon will, subject to his execution of a general release in our favor, be entitled to the following: (i) any unpaid annual bonus with respect to the previous completed fiscal year, (ii) a prorated annual bonus for the fiscal year of termination, calculated based on the average bonus paid for the two years immediately preceding the year of termination and the timing of such termination, (iii) in the case of a termination by us without cause or by Mr. Solomon for good reason only, a lump sum cash payment in an amount equal to two and one-half times the sum of his base salary and the average annual bonus paid for the two years immediately preceding his termination, provided that the payment under clause (iii) will not be less than $3,250,000 and not more than $5,000,000, (iv) immediate vesting of all equity awards and unvested deferred compensation, and (v) a cash payment equal to 24 months’ COBRA premiums. In the event that Mr. Solomon breaches the restrictive covenants described below following a termination of his employment, he will be required to repay any payments or benefits received in connection with such termination.

•
With respect to each of Messrs. Holmes, Lasota and Littman, each of their respective agreements provides that, if the applicable executive’s employment is terminated by us without cause (including a decision by us not to renew the employment agreement upon the expiration of the then-current term), by the executive for good reason, or as a result of the executive’s death or “disability” (as such terms are defined in the agreements), each executive will, subject to his execution of a general release in our favor, be entitled to the following: (i) any unpaid annual bonus with respect to the previous completed fiscal year, (ii) a prorated annual bonus for the fiscal year of termination, calculated based on the average bonus paid for the two years immediately preceding the year of termination and the timing of such termination, (iii) in the case of a termination by us without cause or by the executive for good reason only, a lump sum cash payment in an amount equal to one and one-half times the average amount of compensation reflected on the executive’s Form W-2 from the Company for the two years immediately preceding his termination, provided that the payment under clause (iii) will not be more than $1,500,000, and provided further, that if such termination occurs in connection with or following a change in control (as defined in the agreement), instead of the lump sum cash payment described above, the executive shall be entitled to a lump sum cash payment in an amount equal to two and one-half times the average amount of compensation reflected on the executive’s Form W-2 from the Company for the two years immediately preceding such termination, provided that such lump sum cash payment will not be more than $2,500,000, (iv) immediate vesting of all equity awards and unvested deferred compensation, and (v) a cash payment equal to 24 months’ COBRA premiums. In the event that the executive breaches the restrictive covenants described below following a termination of his employment, he will be required to repay any payments or benefits received in connection with such termination.

•
In the event that the executive retires after attaining age 57.5 (or age 55, in the case of Mr. Solomon) and provides the Company with at least 90 days’ advance notice, all outstanding equity awards and unvested deferred compensation then held by the executive will continue to vest in accordance with their terms as if the executive had continued to be an active employee of the Company, provided he does not engage in competitive activity at any time prior to the applicable vesting date and refrains from interfering with the Company’s employees and customers for 12 months following his retirement.
•
Customary confidentiality and invention assignment covenants, as well as an indefinite mutual non-disparagement covenant. In addition, these executives have agreed not to compete with, or solicit customers or employees of, the Company during the term of the employment agreement and for a period of 180 days for Mr. Solomon and 120 days for Messrs. Holmes, Lasota and Littman.

2020 Employment Agreements
On January 31, 2020, the Compensation Committee approved amended and restated employment agreements with Messrs. Solomon, Holmes, Lasota and Littman (the “2020 Employment Agreements”). The 2020 Employment Agreements include the following material changes from the 2019 Employment Agreements:
•
Pursuant to the terms of Mr. Solomon’s amended and restated agreement (the “Solomon Agreement”), Mr. Solomon’s base salary will be increased by $50,000 to $1,000,000. The term of Mr. Solomon’s employment with the Company will continue through December 31, 2020, with automatic one-year extensions of the term unless either the Company or Mr. Solomon provides prior written notice of non-renewal. Pursuant to the Solomon Agreement, upon or after Mr. Solomon reaches age 55, he may provide the Company 90 days’ notice of his intention to retire, or notify the Company of his intention to transition to senior advisor status pursuant to the terms of a separate Senior Advisor Agreement. Upon Mr. Solomon’s retirement or transition to Senior Advisor status, the Solomon Agreement and Senior Advisor Agreement provide that Mr. Solomon’s outstanding equity awards and unvested deferred compensation will continue to vest in accordance with the terms of the applicable awards, subject to Mr. Solomon’s continued compliance with certain non-competition and non-interference restrictions generally arising under the Company’s form of Confidentiality, Non-Interference, and Invention Assignment Agreement (subject to certain exceptions for personal or family investing or non-competitive investment activity).

•
Pursuant to the Solomon Agreement, if Mr. Solomon’s employment is terminated by the Company without Cause or Mr. Solomon resigns for Good Reason (as such terms are defined in the Solomon Agreement) prior to, in connection with or following a Change in Control (as described in the Solomon Agreement), then subject to Mr. Solomon executing and not revoking a release of claims, he will be entitled to a lump sum severance payment equal to two and one-half times the sum of (x) Mr. Solomon’s base salary on the date of termination plus (y) the average of the highest annual bonuses paid to Mr. Solomon in two of the three calendar years preceding his date of termination, except that the foregoing severance amount will not be less than $3,250,000 or greater than $5,000,000 if Mr. Solomon’s termination occurs prior to a Change in Control (such payments will continue to be subject to the existing Internal Revenue Code Section 280G “modified cutback” provisions).

•
If Mr. Solomon elects to transition to Senior Advisor status upon reaching age 55, the terms of Mr. Solomon’s service as a Senior Advisor will be governed by the Senior Advisor Agreement. In particular, Mr. Solomon’s service as a Senior Advisor will continue until the earliest of (i) 15 days following Mr. Solomon’s written notice that he is terminating as a Senior Advisor, (ii) the second anniversary of the date he commences Senior Advisor status, (iii) the date of Mr. Solomon’s death or disability and (iv) the date Mr. Solomon is terminated by the Company for Cause. In consideration for providing Senior Advisor services, Mr. Solomon will receive a base salary at an annualized rate of $150,000 and will be entitled to secretarial and administrative support. Mr. Solomon will also be entitled to receive certain additional benefits while a Senior Advisor, including office space (or, at the Company’s election, payment of up to $60,000 per year for office space), financial planning services at the Company’s expense and continued payment by the Company of life insurance premiums.

•
Pursuant to the terms of the 2020 Employment Agreements of Messrs. Holmes, Lasota and Littman (collectively, the “Executive Agreements”), each executive’s term of employment with the Company will continue through December 31, 2020, with automatic one-year extensions of the term unless either the Company or the executive provides written notice of non-renewal.

•
Pursuant to the Executive Agreements, if the executive’s employment is terminated by the Company without Cause or the executive resigns for Good Reason (each as described in the Executive Agreements) prior to a Change in Control (as described in the Executive Agreements), the executive will receive a lump sum cash payment equal to one and one-half times the sum of (x) the executive’s base salary in effect at the end of the calendar year immediately preceding termination plus (y) the average of the highest annual bonuses paid to the executive in two of the three calendar years preceding his date of termination (such sum, the “Severance Amount”), except that the foregoing severance amount will not be greater than $1,500,000. Pursuant to the Executive Agreements, if the executive’s employment is terminated by the Company without Cause or the executive resigns for Good Reason in connection with or following a Change in Control, the executive will receive a lump sum cash payment equal to two and one-half times the Severance Amount, which lump sum will not be subject to a cap. The Executive Agreements require the executives to execute and not revoke a release of claims as a condition to receiving severance payments (such payments will continue to be subject to the existing Internal Revenue Code Section 280G “modified cutback” provisions).

2010 Equity and Incentive Plan
Effective as of June 7, 2010, the Company adopted the 2010 Equity and Incentive Plan (the “2010 Plan”). The 2010 Plan expires in June 2020. At the Company’s next Annual Meeting of Stockholders, which is expected to take place in June 2020, the Company plans to ask its stockholders to approve a new equity and incentive plan. If approved, the new equity and incentive plan will be adopted shortly after the Annual Meeting.
The 2010 Plan initially reserved 1,875,000 shares of Class A common stock for delivery to participants and their beneficiaries under the 2010 Plan, subject to adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, or other similar change in capitalization or event. Additionally, commencing on January 1, 2011 and on the first day of each fiscal year of the Company thereafter during the term of the 2010 Plan, additional shares of Class A common stock representing seven and one-half percent (7.5%) of our shares of Class A common stock outstanding on such date, less shares then available for issuance under the 2010 Plan, will automatically become available for grant or settlement of awards. Shares delivered under the 2010 Plan may be either treasury shares or newly issued shares. For purposes of determining the remaining ordinary shares available for grant under the 2010 Plan, if any shares subject to an award are forfeited, cancelled, exchanged, or surrendered, or if an award terminates or expires without a distribution of shares, those shares will again be available for issuance under the 2010 Plan. However, shares of stock that are exchanged by a grantee or withheld by us as full or partial payment in connection with any award under the 2010 Plan, as well as any shares of stock exchanged by a grantee or withheld by us to satisfy the tax withholding obligations related to any award under the 2010 Plan, will not be available for subsequent awards under the 2010 Plan.
The 2010 Plan provides that generally, unless otherwise determined by the Compensation Committee or as set forth in an award or employment agreement, in the event of a change in control (as defined in the 2010 Plan), all outstanding awards shall become fully vested and exercisable and all restrictions, forfeiture conditions or deferral periods on any outstanding awards shall immediately lapse, and payment under any awards shall become due. The Compensation Committee has determined that all awards to our named executive officers under the 2010 Plan will vest on a double-trigger basis in the event of a change in control.

Outstanding Equity Awards at 2019 Fiscal Year End
The following table contains certain information regarding equity awards held by the named executive officers as of December 31, 2019.
	Stock Awards
	Number of Shares that Have Not Vested (#)	Market Value of Shares that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested ($)(1)
Jeffrey M. Solomon
2016 RSU Award(2)	34,747	547,265	—	—
2016 PSA Award(3)	—	—	23,333	367,498
2017 RSU Award(4)	22,083	347,807	—	—
2017 Incentive Award(5)	17,904	281,988	—	—
2018 RSU Award(6)	36,836	580,167	—	—
2019 RSU Award(7)	140,759	2,216,954	—	—
2019 PSA Award(8)	—	—	28,000	441,000
Stephen A. Lasota
2016 RSU Award(2)	5,195	81,821	—	—
2016 PSA Award(3)	—	—	20,000	315,000
2017 RSU Award(4)	7,650	120,488	—	—
2017 Incentive Award(5)	13,100	206,325	—	—
2018 RSU Award(6)	9,713	152,980	—	—
2018 Incentive Award(9)	8,993	141,640	—	—
2019 RSU Award(7)	16,470	259,403
2019 PSA Award(8)	—	—	17,500	275,625
John Holmes
2016 RSU Award(2)	5,195	81,821	—	—
2016 PSA Award(3)	—	—	20,000	315,000
2017 RSU Award(4)	7,650	120,488	—	—
2017 Incentive Award(5)	13,100	206,325	—	—
2018 RSU Award(6)	9,713	152,980	—	—
2018 Incentive Award(9)	17,986	283,280	—	—
2019 RSU Award(7)	20,198	318,119
2019 PSA Award(8)	—	—	17,500	275,625
Owen S. Littman
2016 RSU Award(2)	5,195	81,821	—	—
2016 PSA Award(3)	—	—	20,000	315,000
2017 RSU Award(4)	7,650	206,325	—	—
2017 Incentive Award(5)	13,100	120,488	—	—
2018 RSU Award(6)	9,713	152,980	—	—
2018 Incentive Award(9)	8,993	141,640	—	—
2019 RSU Award(7)	18,333	288,745
2019 PSA Award(8)	—	—	17,500	275,625

(1)
The values in the column are based on the $15.75 closing price of our Class A common stock on the NASDAQ Global Select Market on December 31, 2019.

(2)
RSUs awarded on February 24, 2016 vest with respect to 25% on March 10, 2017, 25% on March 10, 2018, 25% on March 10, 2019 and 25% on March 10, 2020.

(3)
PSAs awarded on March 15, 2016 will, to the extent earned, vest with respect to 33 1∕3% on March 8, 2019, 33 1∕3% on March 10, 2020 and 33 1∕3% on December 31, 2020. These PSAs are scheduled to vest in three tranches based on the attainment of AROE and relative TSR targets for the applicable performance period, subject to the named executive officer’s continued employment through the applicable vesting date. In accordance with SEC rules, the number of unearned PSAs is reported in the “Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested” column based on achieving threshold performance goals (i.e., 40% of target).
(4)
RSUs awarded on February 27, 2017 vest with respect to 15% on June 1, 2017, 10% on June 1, 2018, 25% on June 1, 2019, 25% on June 1, 2020 and 25% on June 1, 2021.

(5)
RSUs awarded on February 27, 2017 will vest on March 10, 2021.

(6)
RSUs awarded on February 21, 2018 will vest with respect to 25% on December 1, 2018, 25% on December 1, 2019, 25% on December 1, 2020 and 25% on December 1, 2021.

(7)
RSUs awarded on February 20, 2019 vest with respect to 12.5% on September 1, 2019, 12.5% on May 15, 2020, 25% in May 15, 2021, 25% on May 15, 2022 and 25% on May 15, 2023.

(8)
PSAs awarded on April 1, 2019 will, to the extent earned, vest on December 31, 2021. These PSAs are scheduled to vest based on the attainment of AROCE target for the applicable performance period, subject to the named executive officer’s continued employment through the applicable vesting date. In accordance with SEC rules, the number of unearned PSAs is reported in the “Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested” column based on achieving threshold performance goals (i.e., 50% of target).

(9)
RSUs awarded on March 29, 2018 will vest on March 10, 2022.

Option Exercises and Stock Vested
The following table sets forth certain information concerning stock vested during the year ended December 31, 2019. No stock options were exercised by any of the named executive officers in 2019.
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
Jeffrey M. Solomon	105,431	1,569,092
Stephen A. Lasota	30,870	478,302
John Holmes	31,403	486,622
Owen S. Littman	31,137	482,470

(1)
The value realized upon vesting of the stock awards is based on the $14.45 closing sale price of our Class A common stock on March 8, 2019, the $15.15 closing sale price of our Class A common stock on May 31, 2019, the $16.71 closing sale price of our Class A common stock on June 10, 2019, the $15.61 closing sale price of our Class A common stock on August 30, 2019 and the $15.32 closing sale price of our Class A common stock on November 29, 2019, the applicable vesting dates of the awards.

Potential Payments Upon Termination or Change in Control
Pursuant to the employment agreements with our named executive officers, upon certain terminations of employment or a change in control of the Company, our named executive officers are entitled to certain payments of compensation and benefits as described above under “Narrative Disclosure Relating to Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreements.” The table below reflects the amount of compensation and benefits that would have been payable to each named executive officer in the event that the named executive officer had experienced the following events as of December 31, 2019: (i) a termination for cause or resignation, or voluntary termination, (ii) involuntary termination, (iii) an involuntary termination that occurs in connection with a change in control, (iv) termination by reason of an executive’s death, or (v) termination by reason of an executive’s disability. The amounts reflected in the table below are based on the terms of the 2019 Employment Agreements, which were in effect on December 31, 2019.

		Triggering Events
Name	Type of Payment	Voluntary Termination ($)	Involuntary Termination ($)	Involuntary Termination in Connection with a Change in Control(4)(5) ($)	Death ($)	Disability ($)
Jeffrey M. Solomon	Cash Severance(1)	—	15,238,229	15,238,229	10,238,229	10,238,229
	Equity Acceleration(2)	—	5,774,927	5,774,927	5,774,927	5,774,927
	Total	—	21,013,156	21,013,156	16,013,156	16,013,156
Stephen A. Lasota	Cash Severance(3)	—	4,299,584	5,299,584	2,799,584	2,799,584
	Equity Acceleration(2)	—	2,301,406	2,301,406	2,301,406	2,301,406
	Total	—	6,600,990	7,600,990	5,100,990	5,100,990
John Holmes	Cash Severance(3)	—	4,477,369	5,477,369	2,977,369	2,977,369
	Equity Acceleration(2)	—	2,501,762	2,501,762	2,501,762	2,501,762
	Total	—	6,979,131	7,979,131	5,479,131	5,479,131
Owen S. Littman	Cash Severance(3)	—	4,382,969	5,382,969	2,882,969	2,882,969
	Equity Acceleration(2)	—	2,330,748	2,330,748	2,330,748	2,330,748
	Total	—	6,713,717	7,713,717	5,213,717	5,213,717

(1)
Includes the value of a cash payment equal to the sum of  (i) the average of Mr. Solomon’s 2017 and 2018 annual bonuses, comprised of cash bonus, deferred cash and deferred equity ($5,542,500), (ii) two and one-half times the sum of Mr. Solomon’s 2017 base salary ($950,000) and the average of Mr. Solomon’s 2017 and 2018 annual bonuses (subject to a $3.25 million minimum and a $5 million limit), (iii) a cash payment equal to 24 months of COBRA premiums, and (iv) the value of acceleration of unvested deferred cash compensation ($4,608,739, including interest accrued through December 31, 2019), which is payable to Mr. Solomon pursuant to the terms of his employment agreement. Mr. Solomon is not entitled to enhanced cash severance payments if his employment is involuntarily terminated in connection with or following a change in control. Had Mr. Solomon experienced a termination by reason of death or disability, he would have been entitled to a cash payment equal to the sum of the amounts described under clauses (i), (iii), and (iv) above.

(2)
Includes the value of acceleration of all unvested shares of restricted stock and all performance share and PSA awards, based on a price of  $15.75 per share, which was the closing price of our Class A common stock on the NASDAQ Global Select Market on December 31, 2019. Pursuant to their employment agreements and the applicable award agreements, the executives are entitled to immediate vesting of outstanding equity awards upon an involuntary termination or a termination by reason of death or disability, except for the PSAs granted in March 2016 and April 2019, which will, upon an involuntary termination, remain outstanding until the completion of the applicable performance period without regard to the continued service requirement and will vest based on the actual level of the attainment of the applicable performance goals. For reporting purposes, target level performance was assumed. In addition, pursuant to the terms of the applicable award agreements, unvested equity awards will vest in the event that a change in control occurs and, following such change in control, the executive’s compensation or job responsibilities are reduced materially or the equity securities of the Company cease to trade on a national securities exchange, except for the PSAs granted in March 2016 and April 2018, which will vest based on the target level of the applicable performance goals, subject to the named executive officer’s continued employment through the applicable vesting date.

(3)
Includes the value of a cash payment equal to the sum of  (i) the average of the 2017 and 2018 annual bonus comprised of cash bonus, deferred cash and deferred equity ($1,900,000,$2,000,000 and $1,950,000 ) for Messrs. Lasota, Holmes and Littman, respectively, (ii) one and one-half times the average of 2017 and 2018 compensation for each of Mr. Lasota, Mr. Holmes and Mr. Littman as reported on Form W-2 (subject to a $1.5 million limit), (iii) a cash payment equal to 24 months of COBRA premiums ($57,709 for Mr. Lasota, $56,744 for Mr. Holmes and $51,719 for Mr. Littman), and (iv) the value of acceleration of unvested deferred cash compensation ($841,875,$920,625 and $881,250) for each of Mr. Lasota, Mr. Holmes and Mr. Littman, respectively, including interest accrued through December 31, 2019), which is payable to Messrs. Lasota, Holmes and Littman pursuant to the terms of their employment agreements. Had Mr. Lasota, Mr. Holmes or Mr. Littman experienced a termination by reason of death or disability, each executive would have been entitled to a cash payment equal to the sum of the amounts described under clauses (i), (iii), and (iv) above.
(4)
Includes the value of the same cash severance payments that would have been payable to Messrs. Lasota, Holmes and Littman in connection with an involuntary termination of employment (as described above), except that the applicable multiplier for average W-2 compensation will be two and one-half times instead of one and one-half times, and the applicable limit will be $2.5 million instead of  $1.5 million. Pursuant to their employment agreements, Messrs. Lasota, Holmes and Littman will be entitled to receive this enhanced cash severance payment in the event of an involuntary termination of employment in connection with or following a change in control. In addition, pursuant to the terms of the applicable award agreements, each executive’s unvested deferred cash compensation will vest in the event that a change in control occurs and, following such change in control, the executive’s compensation or job responsibilities are reduced materially or the equity securities of the Company cease to trade on a national securities exchange.

(5)
Under the employment agreements with Messrs. Solomon, Lasota, Holmes and Littman, severance payable following a change in control would have been subject to a so-called “modified golden parachute cutback” provision pursuant to which “excess parachute payments” would be reduced to the extent such reduction would result in greater after-tax benefits. The amounts disclosed above represent the full amounts payable, without application of any cutback.

PAY RATIO
Pursuant to Item 402(u) of Regulation S-K, presented below is the ratio of annual total compensation of Mr. Solomon, our Chief Executive Officer as of December 31, 2019, to the median annual total compensation of all our employees (excluding our Chief Executive Officer).
To determine the median annual total compensation of all our employees (excluding our Chief Executive Officer), a median employee was identified from the population of our 1,291 employees as of December 31, 2019. We did not include independent contractors in our determination.
In order to identify our median employee, we ranked each of our employees (other than our Chief Executive Officer) based on 2019 awarded compensation. For this purpose, 2019 awarded compensation was composed of each employee’s (i) salary earned during 2019, (ii) annual cash bonus paid in respect of 2019 performance, (iii) deferred cash awards granted in respect of 2019 performance and (iv) and RSUs granted in respect of 2019 performance. In determining 2019 awarded compensation, we did not apply any cost-of-living adjustments or annualize any partial-year compensation.
Once we identified the median employee, we determined that individual’s annual total compensation in accordance with the requirements for determining total compensation in the Summary Compensation Table.
The 2019 annual total compensation for Mr. Solomon, our Chief Executive Officer, as reported in the Summary Compensation Table in this proxy statement, was $7,478,814. The 2019 annual total compensation for our median employee, determined in accordance with the requirements for determining total compensation in the Summary Compensation Table, was $185,000. The ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our median employee for 2019 is 40 to 1. We believe that this ratio represents a reasonable estimate calculated in a manner consistent with Item 402(u).
The information disclosed in this section was developed and is provided solely to comply with specific, new legal requirements. We do not use this information in managing our Company. We do not believe this information provides stockholders with a useful mechanism for evaluating our management’s effectiveness, operating results, or business prospects, nor for comparing our company with any other company in any meaningful respect.

SECURITY OWNERSHIP
Beneficial Ownership of Directors, Nominees and Executive Officers
The following table shows how many shares of our Class A common stock were beneficially owned as of May 15, 2020, by each of our directors and named executive officers and by all of our directors and named executive officers as a group. Unless otherwise noted, the stockholders listed in the table have sole voting and investment power with respect to the shares owned by them.
Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Brett H. Barth	77,332(1)	*
Katherine E. Dietze	12,007(2)	*
Gregg A. Gonsalves	—	*
Steven Kotler	2,500(3)	*
Lawrence E. Leibowitz	8,000(4)	*
Jerome S. Markowitz	132,461(5)	*
Jack H. Nusbaum	101,262(6)	*
Margaret L. Poster	—(7)	*
Douglas A. Rediker	—(8)	*
Jeffrey M. Solomon	502,851	1.8%
John Holmes	115,575	*
Stephen A. Lasota	159,931	*
Owen S. Littman	111,128(9)	*
All directors and executive officers as a group (13 persons)	1,223,047	4.4%

*
corresponds to less than 1% of Cowen Inc. Class A common stock,

(1)
The amount presented does not include 13,720 fully-vested RSUs that will be delivered to Mr. Barth upon the one-year anniversary of the grant date.

(2)
The amount presented does not include 55,582 fully-vested RSUs that will be delivered to Ms. Dietze upon her retirement from the Board.

(3)
The amount presented does not include 53,650 fully-vested RSUs that will be delivered to Mr. Kotler upon his retirement from the Board.

(4)
The amount presented does not include the 18,604 fully-vested RSUs that will be delivered to Mr. Leibowitz upon his retirement from the Board.

(5)
The amount presented does not include 15,591 fully-vested RSUs that will be delivered to Mr. Markowitz upon the one-year anniversary of the grant date.

(6)
The amount presented does not include 12,473 fully-vested RSUs that will be delivered to Mr. Nusbaum upon the one-year anniversary of the grant date.

(7)
The amount presented does not include 6,237 fully-vested RSUs that will be delivered to Ms. Poster upon the one-year anniversary of the grant date.

(8)
The amount presented does not include 41,057 fully-vested RSUs that will be delivered to Mr. Rediker upon his retirement from the Board.

(9)
Includes 275 shares held in custodial accounts on behalf of Mr. Littman’s children.

Beneficial Owners of More than Five Percent of Our Class A Common Stock
Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of May 15, 2020, the persons known by us to be beneficial owners of more than 5% of our Class A common stock were as follows:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Zazove Associates, LLC(1) 1001 Tahoe Boulevard Incline Village, NV 89451	2,642,000	9.54%
FMR LLC(2) 245 Summer Street Boston, MA 02210	2,309,425	8.34%
BlackRock, Inc.(3) 55 East 52nd Street New York, NY 10055	2,246,204	8.11%
Philadelphia Financial Management of San Francisco, LLC(4) 450 Sansome Street, Suite 1500 San Francisco, CA 94111	1,844,985	6.66%
Vanguard Group Inc.(5) P.O. Box 2600 V26 Valley Forge, PA 19482-2600	1,519,422	5.49%

(1)
This information is based on a Schedule 13G filed with the SEC on January 6, 2020 by Zazove Associates, LLC.

(2)
This information is based on a Schedule 13G filed with the SEC on February 7, 2020 by FMR LLC. FMR reported that it has sole voting power as to 1,918,275 shares and sole dispositive power as to 2,309,425 shares.

(3)
This information is based on a Schedule 13G filed with SEC on February 5, 2020 by BlackRock, Inc. Blackrock reported that it has sole voting power as to 2,184,483 and sole dispositive power as to 2,246,204 shares. The beneficial ownership indicated above represents the aggregate beneficial ownership of BlackRock, Inc., and its subsidiaries, BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A. and BlackRock Investment Management, LLC and BlackRock Investment Management (UK) Limited.

(4)
This information is based on a Schedule 13G filed with the SEC on February 14, 2020 by Philadelphia Financial Management of San Francisco, LLC.

(5)
This information is based on a Schedule 13G filed with the SEC on February 11, 2020 by Vanguard Group Inc. Vanguard reported that it has sole voting power as to 43,976 shares and sole dispositive power as to 1,479,245 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Compensation Committee Interlocks and Insider Participation
The Compensation Committee is comprised entirely of non-employee directors, none of whom has ever been an officer or employee of the Company and none of whom had any related person transaction involving the Company. None of our executive officers (1) served as a member of the board of directors or Compensation Committee of any other entity that had one or more of its executive officers serving as a member of our Compensation Committee or (2) served as a member of the Compensation Committee of any other entity that had one or more of its executive officers serving as a member of our Board during 2019.
Transactions in which Related Persons have a Material Interest
Side-by-Side Investments
To the extent permissible by applicable law, our executive officers, directors and certain eligible employees, as well as such individuals’ immediate family members and other investors they refer to us, have historically been permitted to invest their own capital either directly in, or in side-by-side investments or managed accounts with, our alternative investment management funds and certain proprietary investment vehicles established by our broker-dealer segment. Side-by-side investments are investments in assets substantially similar to the investments of the applicable fund and the managed accounts are accounts that invest in the asset classes covered by our alternative investment business. Direct investment in managed accounts or side-by-side investments with, our funds by such individuals are generally made on the same terms and conditions as the investments made by other third party investors in the funds, except that such investments are subject to discounted management and performance fees.
Employment Arrangements
Kyle Solomon, the brother of Jeffrey M. Solomon, is a Managing Director of Cowen and Company and earned approximately $1,435,338 in 2019, which amount includes Kyle Solomon’s base salary, cash bonus paid in 2019 relating to 2018 performance and approximately $172,005 of deferred cash awards and RSUs granted in prior years that vested during 2019.
Review and Approval of Transactions with Related Persons
To minimize actual and perceived conflicts of interests, the Board has adopted a written policy governing transactions in which the Company is a participant, the aggregate amount involved is reasonably expected to exceed $120,000, and any of the following persons has or may have a direct or indirect material interest in the transaction: (a) our executive officers, directors (including nominees) and certain other highly compensated employees, (b) stockholders who own more than 5% of our Class A common stock, and (c) any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law or person (other than a tenant or employee) sharing the same household of any person described in (a) or (b) above. These transactions will be considered “related person transactions.”
Unless exempted from such policy as described below, the policy requires that related person transactions must be reported to our General Counsel or Chief Compliance Officer who will then submit the related person transaction for review by our Audit Committee. The Audit Committee will review all relevant information available to it and will approve or ratify only those related person transactions that it determines are not inconsistent with the best interests of the Company. If our General Counsel or Chief Compliance Officer determines that advance approval of a related person transaction is not practicable under the circumstances, the Audit Committee will review, and, in its discretion, may ratify the related person transaction at its next meeting, or at the next meeting following the date that the related person transaction comes to the attention of our General Counsel or Chief Compliance Officer. However, the General Counsel or Chief Compliance Officer may present a related person transaction that arises between Audit Committee meetings to the Chair of the Audit Committee, who will review and may approve the related person transaction, subject to the Audit Committee’s ratification at its next meeting.

It is anticipated that any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing will be reviewed annually by the Audit Committee to ensure that such transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and that all required disclosures regarding the related person transaction are made.
In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, the board anticipates it will determine that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the policy:
•
interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of  $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction;

•
a transaction with a significant stockholder, or such stockholder’s immediate family members, who has a current Schedule 13G filed with the SEC with respect to such stockholder’s ownership of our securities; and

•
a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Audit Committee Report
The primary function of our Audit Committee is oversight of our financial reporting process, publicly filed financial reports, internal accounting and financial and operational controls, and the independent audit of the consolidated financial statements. The consolidated financial statements of Cowen Inc. for the year ended December 31, 2019, were audited by KPMG LLP, independent registered public accounting firm for the Company.
As part of its activities, the Audit Committee has:
1.
Reviewed and discussed with management and the independent registered public accounting firm the company’s audited financial statements;

2.
Discussed with the independent registered public accounting firm the matters required to be communicated under Auditing Standard No. 16 (Communications with Audit Committees);

3.
Received the written disclosures and letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526 (Communications with Audit Committees Concerning Independence) regarding their communications with the Audit Committee concerning independence and discussed and confirmed with KPMG, the firm’s independence from the Company and management; and

4.
Discussed with KPMG LLP their independence.

Management is responsible for the Company’s system of internal controls and the financial reporting process. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. Our Committee’s responsibility is to monitor and oversee these processes.
Based on the foregoing review and discussions and a review of the report of KPMG LLP with respect to the consolidated financial statements, we have recommended to the Board of Directors of Cowen Inc. the inclusion of the audited consolidated financial statements in Cowen Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.
Audit Committee of the Board of Directors of Cowen Inc.
Katherine E. Dietze, Chair
Steven Kotler
Margaret L. Poster

Independent Registered Public Accounting Firm Fees and Other Matters
The following table presents the aggregate fees billed for services rendered by KPMG LLP, our independent registered public accounting firm for the fiscal years ended December 31, 2019 and December 31, 2018.
	2019	2018
Audit Fees(1)	$5,222,917	$4,906,795
Audit-Related Fees(2)	44,038	113,600
Tax Fees(3)	1,270,915	1,332,576
Total	$6,537,870	$6,352,971

(1)
Audit fees reflect audit fees incurred for the Cowen Inc. integrated audit and quarterly reviews as well as the financial statement audits of its consolidated subsidiaries.

(2)
Audit-Related Fees reflect fees for attestation procedures required by local regulations for consolidated subsidiaries, as well as procedures performed in connection with the second quarter 2018 comfort letters prepared in connection with the debt issuances completed by the Company.

(3)
Tax fees reflect tax compliance and tax advisory services.

KPMG LLP also provided services to entities affiliated with Cowen Inc. that were billed directly to those entities and, accordingly, were not included in the amounts disclosed above. These amounts included $975,213 and $1,101,000 for the audits of private equity funds, hedge funds and other fund structures within the Cowen Investment Management segment for the years ended December 31, 2019 and December 31, 2018, respectively.
Auditor Services Pre-Approval Policy
The Audit Committee has adopted an Audit Committee Policy Regarding Outside Auditor Services which includes a pre-approval policy that applies to services performed for the Company by our independent registered public accounting firm. In accordance with this policy, we may not engage our independent registered public accounting firm to render any audit or non-audit service unless the service was approved in advance by the Audit Committee or the engagement is entered into pursuant to the pre-approval policies and procedures described below.
The pre-approval policy delegates to the Chair of the Audit Committee the authority to pre-approve any audit or non-audit services, provided that any approval by the Chair is reported to the Audit Committee at the Audit Committee’s next regularly scheduled meeting. The Audit Committee may also pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the next 12 months and at each regularly scheduled meeting of the Audit Committee, management or the independent registered public accounting firm must report to the Audit Committee each service actually provided to the Company pursuant to the pre-approval.
Our Audit Committee has determined that the provision of the non-audit services described in the table above was compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the registered public accounting firm’s independence.

ITEM 3 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2020. While it is not required to do so, our Board is submitting the selection of KPMG LLP for ratification in order to ascertain the views of our stockholders with respect to the choice of audit firm. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of KPMG LLP are expected to be online at the annual meeting, will be available to answer stockholder questions and will have the opportunity to make a statement if they desire to do so. KPMG LLP served as our independent registered public accounting firm for the year ended December 31, 2019.
The Board recommends that you vote “FOR” ratification of the selection of KPMG LLP as the independent registered public accounting firm of Cowen Inc. and our subsidiaries for the year ending December 31, 2020. The affirmative vote of the holders of a majority of our outstanding shares of Class A common stock voting on the proposal is required to ratify this selection. Proxies will be voted “FOR” ratification of this selection unless otherwise specified.

ITEM 4 — APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN
We are asking our stockholders to approve our 2020 Equity Incentive Plan. The new plan has been approved by our Board of Directors, upon the recommendation of the Compensation Committee of the Board. As of April 30, 2020, our current equity plans had 129,954 shares remaining that were eligible for issuance. The primary purpose of the new plan is to increase, by 3,000,000, the number of shares eligible for issuance under shareholder approved plans. A copy of the 2020 Equity Incentive Plan is attached as Appendix A to this proxy statement. Under Nasdaq Stock Exchange rules, the 2020 Equity Incentive Plan will not be effective if our stockholders do not approve it.
Our Board believes that the adoption of the 2020 Equity Incentive Plan is in the best interests of our stockholders and supports this plan for the following reasons, as discussed more fully below:
•
Equity compensation supports our pay-for-performance culture and aligns management and shareholder interests

•
The number of shares to be authorized under the 2020 Equity Incentive Plan is reasonable

•
Based on our historical grant practices and certain other assumptions, including the price of our Common Stock, the share request is expected to have a duration of approximately one year, following which shareholders would be able to reevaluate any additional share authorization request

•
Approval of the 2020 Equity Incentive Plan is critical to Cowen’s future compensation practices and ability to align pay and performance going forward

•
If the 2020 Plan is not approved by shareholders, we expect there will be an insufficient number of shares available to make equity-based compensation awards going forward, which would negatively impact our ability to deliver competitive levels of compensation and effectively align employee and shareholder interests;

•
The inability to grant meaningful equity-based compensation would limit our ability to attract and retain critical talent which has been integral to our past success and remains vital to future performance; and

•
Equity-based compensation is an essential element of our pay-for-performance compensation philosophy, which is designed to drive shareholder value creation

•
The 2020 Equity Incentive Plan contains provisions that are consistent with best practices

•
Limitation on Awards to Non-Employee Directors

•
No Discounted Options or Stock Appreciation Rights

•
No Repricing or Cash Buyout or Exchange of Underwater Options or Stock Appreciation Rights Without Stockholder Approval

•
No Transferability

•
No Evergreen (Automatic Replenishment) Provision

•
No Automatic Grants

•
No Reload Options

•
No Dividends or Dividend Equivalents on Options and Stock Appreciation Rights

•
No Dividends Paid Currently on Unvested or Unearned Awards of Restricted Stock or Restricted Stock Units

•
No “Liberal” Change in Control Definition or Single-Trigger Equity Vesting upon a Change of Control

•
No Tax Gross-Ups

The Board of Directors recommends that you vote FOR approval of the 2020 Equity Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of Class A common stock present online or represented by proxy and voting affirmatively or negatively on the proposal is required to approve the 2020 Equity Incentive Plan. Proxies will be voted FOR approval of the plan unless otherwise specified.
The following paragraphs provide the material details of the 2020 Equity Incentive Plan, or the 2020 Plan. The following description is qualified in its entirety by reference to the full text of the 2020 Plan attached as Appendix A to this proxy statement.
Purpose
The 2020 Plan is designed to aid in the Company’s ability to attract and retain critical talent which has been integral to our past success and remains vital to future performance. Equity-based compensation is an essential element of our pay-for-performance compensation philosophy, which is designed to drive shareholder value creation. The 2020 Plan is critical to Cowen’s future compensation practices and ability to align pay and performance going forward and supports our pay-for-performance culture and aligns management and shareholder interests. Accordingly, the Board of Directors has adopted the 2020 Plan as a part its broader compensation strategy, which has been and will continue to have a material portion of compensation in the form of long-term incentive opportunities.
Administration
The 2020 Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to, among other things, designate participants, grant awards, determine the number of shares of Class A common stock to be covered by awards and determine the terms and conditions of any awards, and construe and interpret the 2020 Plan and related award agreements. The Compensation Committee is also permitted to delegate its authority under the 2020 Plan to officers or employees of the Company, although any award granted to any person who is not an employee of the Company or who is subject to Section 16 of the Exchange Act must be expressly approved by the Compensation Committee.
Shares Subject to the 2020 Plan
The Company has authorized 3,000,000 shares of Class A common stock, or common stock, for issuance pursuant to awards under the 2020 Plan, which, as of May 15, 2020, had a fair market value of $11.77 per share as reported on the NASDAQ Global Select Market. Awards and the shares authorized under the 2020 Plan are subject to adjustment as described below under “Changes in Capital Structure.” To the extent that all or any portion of an Award is settleable solely in cash, no shares of common stock will be deemed to have been issued pursuant to the 2020 Plan with respect to such Award (or such portion of such Award) nor will any such shares count against the aggregate number of shares of common stock reserved and available for issuance pursuant to the 2020 Plan. Stock-based awards assumed or substituted by the Company or its affiliates as part of a corporate transaction (including from an entity that the Company merges with or into, acquires, or engages with in a similar corporate transaction) will not count against the number of shares of common stock reserved and available for issuance pursuant to the 2020 Plan except as may be required by Section 422 of the Internal Revenue Code. If any award granted under the 2020 Plan (or any portion thereof) expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for awards under the 2020 Plan.
The maximum value of any awards granted to any non-employee director in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year, may not exceed $500,000.
Eligibility
The following individuals will be eligible to participate in the 2020 Plan: (i) each employee and officer of the Company or its affiliates, of which there are currently approximately 1,317, (ii) each non-employee director of the Company or its affiliates, of which there are currently nine, (iii) individuals who are not employees or directors of the Company or its affiliates but nonetheless provide services to the Company or its affiliates, and who are designated as eligible by the Compensation Committee, and (iv) prospective employees of the Company or its affiliates, although such individuals may not receive any payment or exercise any rights relating to awards until they have actually commenced employment.
Grants of Awards
The Compensation Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock-based awards. Awards will vest in accordance with the terms of the applicable award agreement. In addition, no dividends or dividend equivalents will be paid on unvested awards, stock options or stock appreciation rights, or on vested restricted stock units prior to the actual delivery of shares of common stock.
Stock Options.   The 2020 Plan provides for the grant of non-qualified stock options. A stock option granted under the 2020 Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of common stock at the price specified in the applicable award agreement. The exercise price applicable to a stock option will be set by the Compensation Committee at the time of grant, and to the extent intended to (i) avoid treatment as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Internal Revenue Code or (ii) be an incentive stock option, will not be less than the fair market value of a share of common stock on the date of grant. In the case of a stock option that is a “substitute award” (as such term is defined in the 2020 Plan), the exercise price for such stock option may be less than the fair market value of a share of common stock on the date of grant provided that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Internal Revenue Code and, if applicable, Section 424(a) of the Internal Revenue Code. Further, stock options may not be repriced without stockholder approval. The maximum term of an option granted under the 2020 Plan is ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Payment of the exercise price of an option may be made in cash, common stock, pursuant to a broker-assisted cashless exercise in accordance with procedures approved by the Compensation Committee, pursuant to a delivery of a notice of “net exercise,” or in any other form of consideration approved by the Compensation Committee. The 2020 Plan provides that participants terminated for “cause” (as such term is defined in the 2020 Plan) will forfeit all of their stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested options, retain their vested options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested options. The 2020 Plan authorizes the Compensation Committee to provide for different treatment of stock options upon termination than that described above, as determined in its discretion.
No incentive stock options may be granted under the 2020 Plan following the tenth anniversary of the earlier of (i) the date the 2020 Plan was adopted by the Board of Directors and (ii) the date the stockholders of the Company approve the 2020 Plan.
Stock Appreciation Rights.   A stock appreciation right is a conditional right to receive an amount equal to the value of the appreciation in the common stock over a specified period. The base price applicable to a stock appreciation right will be set by the Compensation Committee at the time of grant, and to the extent intended to avoid treatment as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Internal Revenue Code, will not be less than the fair market value of a share of common stock on the date of grant. In the case of a stock appreciation right that is a “substitute award” (as such term is defined in the 2020 Plan), the base price for such stock appreciation right may be less than the fair market value of a share of common stock on the date of grant provided that such base price is determined in a manner consistent with the provisions of Section 409A of the Internal Revenue Code. The maximum term of a stock appreciation right granted under the 2020 Plan is ten years from the date of grant. Upon exercise of a stock appreciation right, payment in respect of such stock appreciation right may be made in cash, common stock, or other property as specified in the applicable award agreement or as determined by the Compensation Committee, in each case having a value in respect of each share of common stock underlying the portion of the stock appreciation right so exercised, equal to the difference between the base price of such stock appreciation right and the fair market value of one share of common stock on the exercise date. The 2020 Plan provides that participants terminated for “cause” (as such term is defined in the 2020 Plan) will forfeit all of their stock appreciation rights, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock appreciation rights, retain their vested stock appreciation rights, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock appreciation rights. The 2020 Plan authorizes the Compensation Committee to provide for different treatment of stock appreciation rights upon termination than that described above, as determined in its discretion.
Restricted Stock.   An award of restricted stock is a grant of shares of common stock which are subject to limitations on transfer during a restricted period established in the applicable award agreement. Generally speaking, holders of restricted stock will generally have the rights and privileges of a stockholder with respect to their restricted stock. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock will cease, and as soon as practicable following the termination, the Company will repurchase all of such participant’s unvested shares of restricted stock at a purchase price equal to the original purchase price paid for the restricted stock, or if the original purchase price is equal to $0, the unvested shares of restricted stock will be forfeited by the participant to the Company for no consideration.
Restricted Stock Units.   The Compensation Committee may award restricted stock units under the 2020 Plan, which are notional units representing the right to receive one share of common stock (or the cash value of one share of common stock) on a specified settlement date. When a participant satisfies the conditions of the restricted stock unit award, which the Compensation Committee will establish in the applicable award agreement, the Company may settle the award in shares, cash or property, as determined by the Compensation Committee in its discretion. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock units will cease, each of the participant’s outstanding unvested restricted stock units will be forfeited for no consideration as of the date of such termination, and any shares remaining undelivered with respect to the participant’s vested restricted stock units will be delivered on the delivery date specified in the applicable award agreement.
Other Stock- or Cash-Based Awards.   The 2020 Plan authorizes the Compensation Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to shares of common stock or in cash. Such awards and the terms applicable to such awards will be set forth in award agreements.
General.   All awards granted under the 2020 Plan will be subject to incentive compensation clawback and recoupment policies implemented by the Board of Directors from time to time. In addition, the Compensation Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 2020 Plan by individuals who are non-United States nationals or are primarily employed or providing services outside the United States, and may modify the terms of any awards granted to such participants in a manner deemed by the Compensation Committee to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.
No Repricing of Awards.   No awards may be repriced without shareholder approval. For purposes of the 2020 Plan, “repricing” means any of the following: (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments as described below under “Changes in Capital Structure”), (ii) any other action that is treated as a repricing under “generally accepted accounting principles,” and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying common stock.
Changes in Capital Structure
In the event of any change in the outstanding common stock or the capital structure of the Company, the declaration of any extraordinary dividend, or any change in applicable laws or circumstances which results or could result in the substantial dilution or enlargement of participants’ rights under the 2020 Plan, the Compensation Committee shall adjust the aggregate number of shares of common stock which may be granted pursuant to awards, the number of shares of common stock covered by outstanding awards under the 2020 Plan, and the per-share price of outstanding awards under the 2020 Plan. The Compensation Committee may, in its discretion, provide that an adjustment take the form of a cash payment to the holder of an outstanding award with respect to all or part of an outstanding award, which payment will be subject to such terms and conditions (including timing of payment(s), vesting and forfeiture conditions) as the Compensation Committee may determine in its sole discretion.
Corporate Events
Under the 2020 Plan, unless otherwise provided in an award agreement, in the event of a “corporate event” (as defined in the 2020 Plan), the Compensation Committee may, in its discretion, provide for any one or more of the following: (i) require that outstanding awards be assumed or substituted in connection with such event, (ii) accelerate the vesting of any outstanding awards upon the consummation of such event, (iii) cancel outstanding awards upon the consummation of such event and provide award holders with the per-share consideration being received by the Company’s stockholders in connection with such event in exchange for their awards, (iv) cancel all outstanding stock options, stock appreciation rights and other awards subject to exercise, whether vested or unvested, not assumed or substituted in connection with such event as of the consummation of such event, and provide award holders at least 10 days to exercise each such stock option, stock appreciation right or other such exercisable award, as applicable, or (v) replace outstanding awards with a cash incentive program that preserves the value of the replaced awards and contains identical vesting conditions. Pursuant to the 2020 Plan, no award agreement will provide that the vesting of any award that is assumed or substituted in connection with a “change in control” will be accelerated solely by reason of the “change in control,” but rather will accelerate only if the participant experiences an “involuntary termination” of employment within two years of the “change in control.”
Non-Transferability of Awards
Except as otherwise provided by the Compensation Committee, the 2020 Plan provides that awards are generally nontransferable, including, without limitation, transfers to third party financial institutions, other than by will or the laws of descent and distribution, and that restricted stock is generally nontransferable.
Termination and Amendment
The Board of Directors or the Compensation Committee may amend or terminate the 2020 Plan at any time, except that no amendment may, without stockholder approval, violate the stockholder approval requirements of the national securities exchange on which the common stock is principally listed. Unless sooner terminated, the 2020 Plan will terminate on the date before the tenth anniversary of the date the 2020 Plan is approved by the Company’s stockholders.
Certain U.S. Federal Income Tax Consequences
The following is a brief discussion of the U.S. federal income tax consequences for awards granted under the 2020 Plan. The 2020 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code. This discussion is not intended to be exhaustive and, among other things, does not describe state local or foreign taxes consequences, which may be substantially different. Holders of awards under the 2020 Plan should consult with their own tax advisors.
Non-Qualified Stock Options and Stock Appreciation Rights.   Except as noted below for corporate “insiders,” with respect to nonqualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the shares and the fair market value of the shares on the date of exercise, and the participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to such participant’s employer.

Incentive Stock Options.   No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant’s employer for federal income tax purposes.
Except as noted below for corporate “insiders,” if shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the participant’s employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.
Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a nonqualified stock option.
Other Stock- or Cash-Based Awards.   The tax effects related to other stock- or cash-based awards under the 2020 Plan are dependent upon the structure of the particular award.
Withholding.   At the time a participant is required to recognize ordinary compensation income resulting from an award, as described above, such income will be subject to federal and applicable state and local income tax and applicable tax withholding requirements. The Company will deduct or withhold, or require the participant to remit to his or her employer, an amount sufficient to satisfy the minimum federal, state and local and foreign taxes required by law or regulation to be withheld with respect to any taxable event as a result of the 2020 Plan.
Section 409A.   Certain awards under the 2020 Plan may be subject to Section 409A of the Internal Revenue Code, which regulates “nonqualified deferred compensation” (as defined in Section 409A). If an award under the 2020 Plan (or any other Company plan) that is subject to Section 409A is not administered in compliance with Section 409A, then all compensation under the 2020 Plan that is considered “nonqualified deferred compensation” (and awards under any other Company plan that are required pursuant to Section 409A to be aggregated with the award under the 2020 Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.
Certain Rules Applicable to “Insiders.”   As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, “insiders” (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise or settlement of awards. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular award. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular award.

New Plan Benefits
Cowen Inc. 2020 Equity Incentive Plan(1)
Name and Position	Dollar Value ($)(2)	Number of Units
Jeffrey M. Solomon, Chief Executive Officer	$635,580	54,000
Stephen A. Lasota, Chief Financial Officer	$400,180	34,000
John Holmes, Chief Operating Officer	$400,180	34,000
Owen S. Littman, General Counsel and Secretary	$400,180	34,000
Executive Group	$1,836,120	156,000
Non-Executive Officer Director Group	N/A	N/A
Non-Executive Officer Employee Group	N/A	N/A

(1)
With the exception of our named executive officers who received letters of intent from the Company to grant 2020 PSAs under the 2020 Plan if it is approved by our stockholders, because awards to be granted in the future under the 2020 Plan are at the discretion of the Board and the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the 2020 Plan by eligible participants, including the non-executive director group and non-executive officer employee group. In the event that the 2020 Plan is not approved by the Company’s stockholders, the letters of intent provide that our named executive officers will receive a cash-based award of substantially equivalent value in lieu of the 2020 PSAs.

(2)
The values in the column are based on the $11.77 closing price of our Class A common stock on the NASDAQ Global Select Market on May 15, 2020.

Equity Compensation Plan Information
The following table summarizes, as of December 31, 2019, the number of shares of our common stock to be issued upon exercise of outstanding options granted under our 2010, 2007 and 2006 Equity and Incentive Plans, the weighted-average exercise price of such options, and the number of shares remaining available for future issuance under the plans for all awards as of December 31, 2019.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plan (Excluding Shares in First Column)
Equity compensation plans approved by security holders	—	—	48
Equity compensation plans not approved by security holders	None	N/A	None

(1)
This number is based on the 21,061,804 shares authorized for issuance under the Company’s Equity and Incentive Plans as of December 31, 2019. Commencing on January 1, 2011 and on the first day of each fiscal year of the Company thereafter during the term of the 2010 Plan, additional shares of Class A common stock representing 7.5% of our shares of Class A common stock outstanding on such date, less shares then available for issuance under the 2010 Plan, will automatically become available for grant or settlement of awards. As a result, on January 1, 2020, 2,145,729 were added to the shares available under the 2010 Plan to bring the total equal to 7.5% of the Company’s outstanding shares of stock. As of April 30, 2020, we had 129,954 shares remaining under the equity plans, which exclude shares reserved for issuance based on certain performance criteria in existing agreements.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING
In order for a stockholder proposal to be considered for inclusion in our proxy statement for the 2021 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC, the written proposal must be received at our principal executive offices on or before January 22, 2021. However, in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal should be addressed to Cowen Inc., Attention: Secretary, 599 Lexington Avenue, New York, New York, 10022. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
In accordance with our bylaws, a stockholder who wishes to present a proposal for consideration at the 2021 annual meeting, including stockholder nominations for candidates for election as directors that are not proxy access nominations, must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in New York, New York, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s annual meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than February 22, 2021, and no later than March 24, 2021. However, in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the notice must be received no later than the close of business on the tenth day following the day on which notice of the 2021 annual meeting was mailed or public disclosure of the date of the 2021 annual meeting was made, whichever occurs first.
To recommend a prospective nominee for the Nominating and Corporate Governance Committee’s consideration, stockholders must comply with the procedures set forth in Article III, Section 3 of Cowen’s bylaws. In order to nominate a candidate for service as a director, the nominating stockholder must be a stockholder at the time such nominating stockholder gives the Board notice of its nomination and such nominating stockholder must be entitled to vote for the election of directors at the meeting at which such nominating stockholder’s nominee will be considered. Among other things, a stockholder’s nomination notice must set forth (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class or series and number of shares of capital stock of Cowen owned beneficially or of record by the nominee or any affiliates or associates of such nominee, (iv) the name of each nominee holder of shares of all stock of Cowen owned beneficially but not of record by such nominee or any affiliates or associates of such nominee, and the number of shares of stock of Cowen held by each such nominee holder, (v) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, swaps, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such nominating stockholder’s notice by, or on behalf of, such nominee or any affiliates or associates of such nominee, the effect or intent of which is to mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power or pecuniary or economic interest of, such nominee or such affiliates or associates of such nominee with respect to shares of stock of Cowen, (vi) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, as well as other information, in each case, as set forth in a completed and signed written questionnaire completed and signed by the nominee, which questionnaire shall be provided to the nominee by Cowen’s Secretary upon written request to Cowen’s Secretary, and (vii) any additional information as necessary to permit the Board to determine if such nominee is independent under applicable NASDAQ Stock Market rules, SEC rules and any publicly disclosed standards used by the Board in determining and disclosing the independence of Cowen’s directors.
Cowen recently adopted a proxy access right to permit a stockholder, or a group of up to twenty stockholders, owning at least three percent of Cowen’s outstanding shares of Cowen’s Class A common stock continuously for at least three years, to nominate and include in Cowen’s annual meeting proxy materials director nominees constituting up to the greater of (i) two directors or (ii) twenty percent of the

Board, subject to certain limitations and provided that the stockholder(s) and nominee(s) satisfy the requirements specified in Cowen’s bylaws. Under Cowen’s bylaws, compliant notice of proxy access director nominations for the 2021 annual meeting must be submitted to Cowen’s principal executive offices in New York, New York, at the address provided in the first paragraph of this section, not less than 120 nor more than 150 days prior to the first anniversary of the date Cowen issued this year’s proxy statement. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than December 23, 2020, and no later than January 22, 2021. However, in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the notice must be received no later than the close of business on the tenth day following the day on which notice of the 2021 annual meeting was mailed or public disclosure of the date of the 2021 annual meeting was made, whichever occurs first.
Cowen’s bylaws (and, with respect to Rule 14a-8 proposals, Rule 14a-8 of the SEC) set forth the calculation of applicable deadlines (and certain other requirements) by which compliant notice of stockholders proposals and director nominations (including proxy access nominations) must be submitted in order to be timely. The summaries set forth above are qualified by Cowen’s bylaws and Rule 14a-8 of the SEC.
ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K
Our 2019 Annual Report to Stockholders, including financial statements for the year ended December 31, 2019, accompanies this proxy statement. Stockholders may obtain an additional copy of our Annual Report and/or a copy of our Form 10-K filed with the SEC for the year ended December 31, 2019, without charge by viewing these documents on our website at www.cowen.com or by writing to Cowen Inc., Attention: Investor Relations, 599 Lexington Avenue, New York, New York, 10022.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” aims to provide extra convenience for stockholders and cost savings for companies. Currently, only brokers household our proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please contact your broker. Any householded stockholder may request a copy of the proxy statement and/or annual report by contacting us in writing or by telephone at Cowen Inc., Attention: General Counsel, 599 Lexington Avenue, New York, New York, 10022, (212) 201-4841. Promptly upon written or oral request, we will deliver a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered.
OTHER MATTERS
We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of Cowen Inc.

Appendix I
Cowen Inc.
2020 Equity Incentive Plan
1.   Purpose.
The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value.
2.   Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)   “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.
(b)   “Award” means any Option, award of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or other Stock-based award granted under the Plan.
(c)   “Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, or an agreement governing the grant of any Other Cash-Based Award or Other Stock-Based Award granted under the Plan.
(d)   “Board” means the Board of Directors of the Company.
(e)   “Cause” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (i) the Participant’s breach of any material provision of the Plan, any Award Agreement, any Participant Agreement, or any deferred compensation award agreement; (ii) the Participant’s indictment for, conviction of, plea of guilty or nolo contendere to, or commission of any felony, or conviction of or plea of guilty or nolo contendere to any other crime (whether or not related to the Participant’s duties for the Service Recipient or any Affiliate) with the exception of minor traffic offenses; (iii) the Participant’s commission of any act of fraud, dishonesty, gross negligence, or substantial misconduct in his or her performance of his or her duties or responsibilities; (iv) the Participant’s violation of or failure to comply with the internal policies of the Service Recipient or any Affiliate, including its policies against discrimination, harassment or retaliation, or the rules and regulations of any regulatory or self-regulatory organization with jurisdiction over the Service Recipient or any Affiliate; (v) the Participant’s failure to perform a material duty of the Participant’s position including, by way of example and not of limitation, the Participant’s insubordination, or failure or refusal to follow any instruction reasonably given by the Participant’s superiors in the course of employment; or (vi) the Participant’s commission of any act which results in negative publicity to the Company, regardless of whether such act occurred within the performance of his or her duties or responsibilities. If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.
(f)   A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred in one or a series of related transactions:
(1)   any Person is or becomes the Beneficial Owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than forty percent (40%) of the combined voting power of the Company’s then outstanding voting securities;
(2)   the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who as of May 15, 2020 (the “Approval Date”) constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company, but excluding any director whose assumption of office has been approved by the Continuing Directors (as defined below) in the manner referenced below) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Approval Date or whose appointment, election or nomination for election was previously so approved or recommended by such directors (such directors, the “Continuing Directors”);
(3)   there is consummated a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (A) a reorganization, merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such reorganization, merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such reorganization, merger or consolidation in substantially the same proportions as immediately prior to such reorganization, merger or consolidation, or (B) a reorganization, merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than forty percent (40%) of the combined voting power of the Company’s then outstanding securities; or
(4)   the stockholders of the Company approve a plan of liquidation or dissolution of the Company or there is consummated an agreement for the sale or other disposition, directly or indirectly, by the Company of all or substantially all of the Company’s assets, other than such sale or other disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
Notwithstanding the foregoing, with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.
(g)   “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
(h)   “Committee” means the Board, the Compensation Committee of the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.
(i)   “Company” means Cowen Inc., a Delaware corporation.
(j)   “Corporate Event” has the meaning set forth in Section 10(b) hereof.
(k)   “Data” has the meaning set forth in Section 20(f) hereof.
(l)   “Disability” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of the Participant such that he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.
(m)   “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.
(n)   “Effective Date” means May 21, 2020, which is the date on which the Plan was approved by the Board.
(o)   “Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates; (3) each other natural Person who provides services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, stockholder or partner) and who is designated as eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that, (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(o) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.
(p)   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
(q)   “Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.
(r)   “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.
(s)   “GAAP” means the U.S. Generally Accepted Accounting Principles, as in effect from time to time.
(t)   “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(u)   “Nonqualified Stock Option” means an Option not intended to be an Incentive Stock Option.
(v)   “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.
(w)   “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Options.

(x)   “Other Cash-Based Award” means an Award granted to a Participant under Section 9 hereof, denominated and payable in cash, including cash awarded as a bonus or upon the attainment of performance goals or criteria, a period of continued employment or other terms and conditions as permitted under the Plan.
(y)   “Other Stock-Based Award” means an Award granted to a Participant pursuant to Section 9 hereof, that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock including but not limited to performance units or dividend equivalents, each of which may be subject to the attainment of performance goals or criteria, a period of continued employment or other terms and conditions as permitted under the Plan.
(z)   “Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.
(aa)   “Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.
(bb)   “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.
(cc)   “Plan” means this Cowen Inc. 2020 Equity Incentive Plan, as amended from time to time.
(dd)   “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules.
(ee)   “Qualifying Committee” has the meaning set forth in Section 3(b) hereof.
(ff)   “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.
(gg)   “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock.
(hh)   “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.
(ii)   “RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.
(jj)   “SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.
(kk)   “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
(ll)   “Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.
(mm)   “Stock” means the Class A common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 10 hereof.
(nn)   “Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 10(b) hereof, Stock Appreciation Rights shall be settled in Stock.
(oo)   “Substitute Award” has the meaning set forth in Section 4(a) hereof.

(pp)   “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. Within ten (10) business days following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.
3.   Administration.
(a)   Authority of the Committee.   Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number and type of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason, including upon a Corporate Event, subject to Section 10(d), or in the event of a Participant’s Termination by the Service Recipient other than for Cause, or due to the Participant’s death, Disability or retirement (as such term may be defined in an applicable Award Agreement or Participant Agreement, or, if no such definition exists, in accordance with the Company’s then-current employment policies and guidelines). For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.
(b)   Manner of Exercise of Committee Authority.   At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.
(c)   Delegation.   To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee or Qualifying Committee in accordance with Section 3(b) above.
(d)   Sections 409A and 457A.   The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).
4.   Shares Available Under the Plan; Other Limitations.
(a)   Number of Shares Available for Delivery.   Subject to adjustment as provided in Section 10 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal 3,000,000. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.
(b)   Share Counting Rules.   The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award is settleable solely in cash, no shares of Stock shall be deemed to have been issued pursuant to the Plan with respect to such Award nor shall any such shares count against the aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4(a) hereof). To the extent that an Award is settleable partially in cash and partially in shares of Stock, no shares of Stock shall be deemed to have been issued pursuant to the Plan with respect to the portion of such Award that is settled in cash nor shall any such shares count against the aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4(a) hereof). Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock withheld in payment of the exercise price or taxes relating to an Award and shares of Stock equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall not be deemed to constitute shares delivered to the Participant and shall be deemed to again be available for delivery under the Plan.
(c)   Incentive Stock Options.   No more than 3,000,000 shares of Stock (subject to adjustment as provided in Section 10 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.
(d)   Shares Available Under Acquired Plans.   To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.
(e)   Limitation on Awards to Non-Employee Directors.   Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed $500,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous year).
5.   Options.
(a)   General.   Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.
(b)   Term.   The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted.
(c)   Exercise Price.   The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.
(d)   Payment for Stock.   Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e)   Vesting.   Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that, notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.
(f)   Termination of Employment or Service.   Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:
(1)   In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options outstanding shall cease, (B) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.
(2)   In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease, (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Options were vested at the time of such Termination.
(3)   In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.
(g)   Special Provisions Applicable to Incentive Stock Options.
(1)   No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.
(2)   To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.
(3)   Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.
6.   Restricted Stock.
(a)   General.   Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.
(b)   Vesting and Restrictions on Transfer.   Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that, notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.
(c)   Termination of Employment or Service.   Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the lesser of (A) the original purchase price paid for the Restricted Stock (as adjusted for any subsequent changes in the outstanding Stock or in the capital structure of the Company) less any dividends or other distributions or bonus received (or to be received) by the Participant (or any transferee) in respect of such Restricted Stock prior to the date of repurchase and (B) the Fair Market Value of the Stock on the date of such repurchase; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.
7.   Restricted Stock Units.
(a)   General.   Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.
(b)   Vesting.   Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that, notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.
(c)   Settlement.   Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to settlement.

(d)   Termination of Employment or Service.   Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease, (2) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.
8.   Stock Appreciation Rights.
(a)   General.   Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.
(b)   Term.   The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.
(c)   Base Price.   The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.
(d)   Vesting.   Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that, notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.
(e)   Payment upon Exercise.   Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.
(f)   Termination of Employment or Service.   Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:
(1)   In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (B) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.
(2)   In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.
(3)   In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.
9.   Other Stock- or Cash-Based Awards.
The Committee is authorized, subject to limitations under applicable law, to grant to Participants such Other Stock-Based Awards and Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.
10.   Adjustment for Recapitalization, Merger, etc.
(a)   Capitalization Adjustments.   The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4(a) hereof, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.
(b)   Corporate Events.   Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may provide for any one or more of the following:
(1)   The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in Section 10(a) above;

(2)   The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event;
(3)   The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any Other Cash-Based Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;
(4)   The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and
(5)   The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.
Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this Section 10(b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.
(c)   Fractional Shares.   Any adjustment provided under this Section 10 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.
(d)   Double-Trigger Vesting.   Notwithstanding any other provisions of the Plan, an Award Agreement or Participant Agreement to the contrary, with respect to any Award that is assumed or substituted in connection with a Change in Control, the vesting, payment, purchase or distribution of such Award may not be accelerated by reason of the Change in Control for any Participant unless the Participant (a) experiences an involuntary Termination as a result of the Change in Control, and (b) executes, returns and does not revoke (if permitted by law) a full release of claims in favor of the Company and its predecessors in the Change of Control, to the extent not already required by the governing Award Agreement. Unless otherwise provided for in an Award Agreement or Participant Agreement, any Award held by a Participant who experiences an involuntary Termination as a result of a Change in Control shall immediately vest as of the date of such Termination. For purposes of this Section 10(d), a Participant will be deemed to experience an involuntary Termination as a result of a Change in Control if the Participant (i) experiences a Termination by the Service Recipient other than for Cause, (ii) experiences a Termination by reason of the Participant’s resignation for “good reason” (or similar term) as defined in the applicable Award Agreement, Participant Agreement, or in a written change in control, retention, severance or similar agreement between the Company and a Participant, or in a change in control, retention, severance or similar plan maintained by the Company in which the Participant participates), (iii) otherwise experiences a Termination under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law, or (iv) in the case of a non-employee director of the Company, if the non-employee director’s service on the Board terminates in connection with or as a result of a Change in Control, in each case, at any time beginning on the date of the Change in Control up to and including the second (2nd) anniversary of the Change in Control.
11.   Use of Proceeds.
The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.
12.   Rights and Privileges as a Stockholder.
Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.
13.   Transferability of Awards.
Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.
14.   Employment or Service Rights.
No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.
15.   Compliance with Laws.
The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

16.   Withholding Obligations.
As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes and withholdings of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable. Depending on the withholding method, the Company may withhold by considering the applicable minimum statutorily required withholding rates or other applicable withholding rates in the applicable Participant’s jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto).
17.   Amendment of the Plan or Awards.
(a)   Amendment of Plan.   The Board or the Committee may amend the Plan at any time and from time to time.
(b)   Amendment of Awards.   The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.
(c)   Stockholder Approval; No Material Impairment.   Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.
(d)   No Repricing of Awards Without Stockholder Approval.   Notwithstanding Sections 17(a) or 17(b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 10(a) hereof), (2) any other action that is treated as a repricing under GAAP, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 10(b) hereof.
18.   Termination or Suspension of the Plan.
The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the stockholders of the Company approve the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.
19.   Effective Date of the Plan.
The Plan is effective as of the Effective Date, subject to stockholder approval.

20.   Miscellaneous.
(a)   Certificates.   Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.
(b)   Other Benefits.   No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
(c)   Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
(d)   Clawback/Recoupment Policy.   Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.
(e)   Non-Exempt Employees.   If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 20(e)will apply to all Awards.
(f)   Data Privacy.   As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 20(e) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the

Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
(g)   Participants Outside of the United States.   The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non-U.S. tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 20(g) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non-U.S. nationals or are primarily employed or providing services outside the United States.
(h)   Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(i)   No Liability of Committee Members.   Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
(j)   Payments Following Accidents or Illness.   If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(k)   Governing Law.   The Plan shall be governed by and construed in accordance with the laws of State of Delaware without reference to the principles of conflicts of laws thereof.
(l)   Electronic Delivery.   Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.
(m)   Statute of Limitations.   A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.
(n)   Funding.   No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.
(o)   Reliance on Reports.   Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.
(p)   Titles and Headings.   The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
*   *   *
Adopted by the Board of Directors: May 21, 2020
Approved by the Stockholders:           , 2020
Termination Date:            , 2020

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COWEN VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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Online
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2020 Annual Meeting Proxy Card

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A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2, 3 and 4.

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Brett H. Barth	☐	☐	02 - Katherine E. Dietze	☐	☐	03 - Gregg A. Gonsalves	☐	☐
04 - Steven Kotler	☐	☐	05 - Lawrence E. Leibowitz	☐	☐	06 - Jack H. Nusbaum	☐	☐
07 - Margaret L. Poster	☐	☐	08 - Douglas A. Rediker	☐	☐	09 - Jeffrey M. Solomon	☐	☐

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01 - Brett H. Barth04 - Steven Kotler07 - Margaret L. Poster02 - Katherine E. Dietze05 - Lawrence E. Leibowitz08 - Douglas A. Rediker03 - Gregg A. Gonsalves06 - Jack H. Nusbaum09 - Jeffrey M. SolomonFor Withhold For Withhold For Withhold 9 3 C VUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.039QVBProposals — The Board of Directors recommends a vote FOR the nominees listed and A FOR Proposals 2, 3 and 4.2. An advisory vote to approve the compensation of the namedexecutive officers.3. Ratify the appointment of KPMG LLP as the independentregistered public accounting firm for the fiscal year endingDecember 31, 2020.1. Elect nine members to the Board of Directors, each for a one-year term.For Against AbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. Date and Sign BelowqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q2020 Annual Meeting Proxy CardFor Against Abstain4. Approve the 2020 Equity Incentive Plan000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 3454 6 3 9 8 6MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789If no electronic voting,delete QR code and control #Δ ≈You may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/COWN orscan the QR code — login details arelocated in the shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/COWNPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaVotes submitted electronically must bereceived by 12:00 a.m., Eastern Time, onJune 22, 2020.Your vote matters – here’s how to vote!

The 2020 Annual Meeting of Stockholders of Cowen Inc. will be held on June 22, 2020 at 10am EDT, virtually via the internet. Shareholders may attend by internet access at: www.meetingcenter.io/221758456.

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The password for the meeting link is: COWN2020

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Proxy — Cowen Inc.

Notice of Annual Meeting of Stockholders

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/COWNNotice of Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — June 22, 2020Jeffrey M. Solomon and Owen S. Littman, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares ofthe undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cowen Inc. to beheld on June 22, 2020 or at any postponement or adjournment thereof.(Items to be voted appear on reverse side)Proxy — Cowen Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting ItemsMeeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.Change of Address — Please print new address below.